UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Fidelity®
Balanced
Fund -

Balanced
Class K

Annual Report

August 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Balanced	-7.28%	8.37%	8.38%
Class K A	-7.21%	8.39%	8.39%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Balanced, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Balanced, a class of the fund, on August 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lawrence Rakers, who managed the equity subportfolio of Fidelity® Balanced Fund for the period covered by this report, and George Fischer, manager of the investment-grade bond subportfolio

Riskier investments such as stocks and high-yield debt faltered during the year ending August 31, 2008, as a meltdown in the subprime mortgage market led to a broader credit crisis. In response, investors fled to investment-grade bonds, particularly Treasuries. The U.S. equity market, as measured by the Standard & Poor's 500SM Index, fell 11.14%. Stocks opened the period with a two-month winning streak, but subsequently fell. Meanwhile, energy prices skyrocketed and pressured consumer spending - a major driver of economic growth. As inflation fears soared, the S&P 500® lost nearly 8.5% in June alone. Other major equity benchmarks struggled as well during the year, with the Dow Jones Industrial AverageSM falling 11.35% and the NASDAQ Composite® Index dropping 8.13%. Investment-grade bonds, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86%.

Balanced returned -7.28% during the year, versus -5.10% for the Fidelity Balanced Hybrid Composite Index. (For specific results for the fund's new Class K shares, please see the performance section of this report.) Overweighting stocks and underweighting bonds detracted. Security selection in investment-grade bonds also hurt, mainly due to exposure - both directly and indirectly through Fidelity fixed-income central funds - to asset-backed securities backed by subprime mortgages. A small allocation to high-yield bonds detracted as well. Within the equity subportfolio, which modestly outperformed its Russell blended benchmark, our overall positioning in energy helped, as did favorable picks in materials and consumer discretionary. National Oilwell Varco, fertilizer maker Mosaic, Petrohawk Energy and an underweighting in General Electric added value. Conversely, our positioning in consumer staples and poor picks in financials and utilities hurt. Lehman Brothers, Fannie Mae, Freddie Mac - which I sold - and Valero Energy all detracted. In bonds, underweighting traditional mortgage-backed securities, an out-of-index exposure to Treasury Inflation-Protected Securities (TIPS) and our yield-curve positioning helped.

Note to shareholders: Robert Stansky, head of Fidelity's Multi-Manager Group, will become co-portfolio manager on September 9, 2008, replacing Larry Rakers. On October 1, 2008, the equity portion of the Composite benchmark will change from the Russell 3000® Value/Russell 3000 mix to the S&P 500 to reflect a new "core" approach to managing the equity subportfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008) for Balanced and for the entire period (May 9, 2008 to August 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value August 31, 2008	Expenses Paid During Period
Balanced
Actual	$ 1,000.00	$ 967.20	$ 3.02B
HypotheticalA	$ 1,000.00	$ 1,022.07	$ 3.10C
Class K
Actual	$ 1,000.00	$ 932.60	$ 1.46B
HypotheticalA	$ 1,000.00	$ 1,022.72	$ 2.44C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Balanced and multiplied by 115/366 (to reflect the period May 9, 2008 to August 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Balanced	.61%
Class K	.48%

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
Top Five Stocks as of August 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	2.8	2.5
AT&T, Inc.	1.2	1.4
Bank of America Corp.	1.0	0.9
Valero Energy Corp.	0.9	1.3
JPMorgan Chase & Co.	0.8	1.0
	6.7
Top Five Bond Issuers as of August 31, 2008
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	8.8	8.5
U.S. Treasury Obligations	4.9	9.3
Freddie Mac	3.4	4.2
Government National Mortgage Association	2.3	1.5
General Electric Capital Corp.	0.2	0.2
	19.6
Top Five Market Sectors as of August 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.9	16.4
Energy	11.8	11.6
Information Technology	9.2	8.5
Industrials	8.6	8.4
Consumer Discretionary	7.2	6.1
Asset Allocation (% of fund's net assets)
As of August 31, 2008 *	As of February 29, 2008 **
Stocks and Investment Companies 64.5%	Stocks and Investment Companies 63.9%
Bonds 39.1%	Bonds 41.4%
Convertible Securities 0.8%	Convertible Securities 0.5%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Investments and Net Other Assets† (4.5)%	Short-Term Investments and Net Other Assets† (6.0)%

* Foreign investments	10.4%	** Foreign investments	11.3%
† Short-Term Investments and Net Other Assets are not included in the pie chart.
Percentages are adjusted for the effect of futures and swaps contracts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Common Stocks - 64.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.3%
ArvinMeritor, Inc.	332,800	$ 4,995
BorgWarner, Inc.	213,900	8,845
Gentex Corp.	440,900	7,024
Johnson Controls, Inc.	1,185,400	36,653
The Goodyear Tire & Rubber Co. (a)	389,400	7,636
TRW Automotive Holdings Corp. (a)	179,600	3,445
		68,598
Automobiles - 0.3%
Bajaj Auto Ltd.	90,005	1,207
Daimler AG	284,300	16,597
Fiat SpA	1,024,800	15,914
Harley-Davidson, Inc.	196,650	7,823
Renault SA	214,700	18,037
Winnebago Industries, Inc.	325,142	3,690
		63,268
Distributors - 0.0%
LKQ Corp. (a)	205,200	3,843
Diversified Consumer Services - 0.6%
Carriage Services, Inc. Class A (a)	685,453	2,982
H&R Block, Inc.	934,100	23,857
Hillenbrand, Inc.	2,170,293	51,610
Navitas Ltd.	1,507,420	3,080
Princeton Review, Inc. (a)	760,612	5,902
Regis Corp.	969,534	26,623
Service Corp. International	1,993,900	20,358
Stewart Enterprises, Inc. Class A	3,226,156	30,197
		164,609
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	1,100,700	20,825
Darden Restaurants, Inc.	409,600	11,997
DineEquity, Inc.	527,386	10,474
McCormick & Schmick's Seafood Restaurants (a)	401,361	3,937
McDonald's Corp.	791,655	49,122
Ruth's Chris Steak House, Inc. (a)(d)	954,302	4,342
Sonic Corp. (a)	568,900	8,243
Vail Resorts, Inc. (a)(d)	476,400	20,957
WMS Industries, Inc. (a)(d)	301,250	10,122
		140,019
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - 0.6%
Beazer Homes USA, Inc. (d)	818,600	$ 5,697
Black & Decker Corp.	339,500	21,473
Centex Corp.	371,700	6,029
Jarden Corp. (a)	387,600	9,950
La-Z-Boy, Inc.	449,600	3,403
Newell Rubbermaid, Inc.	873,200	15,805
Pulte Homes, Inc.	937,500	13,603
Snap-On, Inc.	340,800	19,432
Standard Pacific Corp. (d)(e)	4,630,520	14,818
Stanley Furniture Co., Inc.	240,760	1,986
The Stanley Works	210,500	10,093
Whirlpool Corp.	458,300	37,287
		159,576
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	2,735,600	44,289
Hasbro, Inc.	557,700	20,858
		65,147
Media - 1.6%
Aegis Group PLC	1,915,000	3,909
Cinemark Holdings, Inc.	759,300	11,154
Comcast Corp.:
Class A	1,752,600	37,120
Class A (special) (non-vtg.)	792,270	16,749
Grupo Televisa SA de CV (CPO) sponsored ADR	918,000	21,279
Informa PLC	778,200	6,038
Lamar Advertising Co. Class A (a)(d)	260,200	9,666
Liberty Global, Inc. Class A (a)(d)	503,607	17,717
Liberty Media Corp. - Entertainment Class A (a)	324,300	9,012
Live Nation, Inc. (a)(d)	3,080,862	49,448
News Corp. Class A	1,596,500	22,606
Scripps Networks Interactive, Inc. Class A	975,924	40,540
The DIRECTV Group, Inc. (a)	733,400	20,689
Time Warner, Inc.	6,822,950	111,692
Valassis Communications, Inc. (a)(d)	1,552,366	14,608
Virgin Media, Inc.	1,276,300	14,550
Vivendi	204,803	7,944
WPP Group PLC	940,600	9,153
		423,874
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.1%
Target Corp.	491,000	$ 26,033
Tuesday Morning Corp. (a)	993,446	4,182
		30,215
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	754,500	32,474
AnnTaylor Stores Corp. (a)	1,174,700	28,522
Asbury Automotive Group, Inc.	794,977	9,651
bebe Stores, Inc.	1,420,250	13,776
Collective Brands, Inc. (a)(d)	2,266,597	32,911
Foot Locker, Inc. (d)	1,628,600	26,530
Group 1 Automotive, Inc.	109,300	2,313
Home Depot, Inc.	703,400	19,076
Lowe's Companies, Inc.	318,600	7,850
MarineMax, Inc. (a)(d)(e)	1,040,068	8,237
OfficeMax, Inc.	1,036,415	12,686
PetSmart, Inc.	988,923	26,671
Ross Stores, Inc.	922,421	37,091
Sherwin-Williams Co.	337,700	19,772
Sonic Automotive, Inc. Class A (sub. vtg.)	710,400	7,644
Staples, Inc.	2,102,366	50,877
The Children's Place Retail Stores, Inc. (a)	836,921	35,109
The Game Group PLC	1,667,902	8,199
The Men's Wearhouse, Inc.	1,158,711	25,376
Tween Brands, Inc. (a)(e)	2,312,565	25,114
Williams-Sonoma, Inc.	300,600	5,318
		435,197
Textiles, Apparel & Luxury Goods - 0.1%
Adidas-Salomon AG	117,100	6,880
American Apparel, Inc. (a)	294,300	2,634
Coach, Inc. (a)	555,600	16,107
Deckers Outdoor Corp. (a)	13,700	1,558
NIKE, Inc. Class B	27,400	1,661
Polo Ralph Lauren Corp. Class A	27,300	2,072
VF Corp.	77,500	6,142
		37,054
TOTAL CONSUMER DISCRETIONARY		1,591,400
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Cott Corp. (a)	2,978,000	$ 5,665
The Coca-Cola Co.	100,100	5,212
		10,877
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	2,245,846	82,198
Rite Aid Corp. (a)	4,096,200	4,956
Safeway, Inc.	195,700	5,155
SUPERVALU, Inc.	924,970	21,450
Sysco Corp.	692,700	22,049
The Pantry, Inc. (a)(e)	1,717,356	31,496
Winn-Dixie Stores, Inc. (a)(d)	2,649,386	37,409
		204,713
Food Products - 1.0%
Bunge Ltd.	238,700	21,330
Campbell Soup Co.	264,200	9,725
Cermaq ASA	1,141,100	11,047
Corn Products International, Inc.	881,965	39,503
Flowers Foods, Inc.	45,600	1,206
Global Bio-Chem Technology Group Co. Ltd.	20,198,000	7,686
Leroy Seafood Group ASA (d)	916,150	13,557
Lighthouse Caledonia ASA (e)	2,319,916	2,310
Marine Harvest ASA (a)(d)	73,691,900	51,635
McCormick & Co., Inc. (non-vtg.)	361,200	14,611
Nestle SA (Reg.)	398,621	17,593
Ralcorp Holdings, Inc. (a)	113,800	6,987
Smithfield Foods, Inc. (a)(d)	1,369,400	27,539
TreeHouse Foods, Inc. (a)	155,100	4,306
Tyson Foods, Inc. Class A	2,074,000	30,114
		259,149
Household Products - 0.9%
Central Garden & Pet Co. (a)(e)	1,757,820	9,861
Central Garden & Pet Co. Class A (non-vtg.) (a)	2,311,755	12,252
Clorox Co.	127,400	7,529
Energizer Holdings, Inc. (a)	384,200	32,634
Kimberly-Clark Corp.	227,500	14,032
Procter & Gamble Co.	2,090,832	145,877
		222,185
Personal Products - 0.4%
Avon Products, Inc.	1,511,100	64,720
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Dabur India Ltd.	777,540	$ 1,621
Estee Lauder Companies, Inc. Class A	476,400	23,710
		90,051
Tobacco - 0.3%
Imperial Tobacco Group PLC	471,900	15,583
Philip Morris International, Inc.	1,189,865	63,896
		79,479
TOTAL CONSUMER STAPLES		866,454
ENERGY - 10.8%
Energy Equipment & Services - 5.3%
AMEC PLC	829,800	12,778
BJ Services Co.	1,246,000	33,455
ENGlobal Corp. (a)	391,617	6,779
ENSCO International, Inc.	192,443	13,044
Exterran Holdings, Inc. (a)	436,312	19,944
Global Industries Ltd. (a)	1,957,488	18,929
Halliburton Co.	794,200	34,897
Helix Energy Solutions Group, Inc. (a)	454,200	13,976
Hercules Offshore, Inc. (a)	204,800	4,520
Nabors Industries Ltd. (a)	438,800	15,621
National Oilwell Varco, Inc. (a)	9,764,304	719,922
Noble Corp.	295,600	14,866
Oceaneering International, Inc. (a)	174,900	10,916
Parker Drilling Co. (a)	3,776,243	35,006
Petroleum Geo-Services ASA (a)	1,064,600	23,017
Pride International, Inc. (a)	2,233,555	85,791
Smith International, Inc.	1,237,200	86,233
Superior Energy Services, Inc. (a)	727,300	34,212
Tidewater, Inc. (d)	693,233	42,058
Weatherford International Ltd. (a)	2,989,852	115,348
		1,341,312
Oil, Gas & Consumable Fuels - 5.5%
Alpha Natural Resources, Inc. (a)	158,332	15,691
Arch Coal, Inc.	474,600	25,742
Aurora Oil & Gas Corp. (a)(e)	6,359,116	1,272
Boardwalk Pipeline Partners, LP	449,149	11,036
Cabot Oil & Gas Corp.	659,300	29,299
Canadian Natural Resources Ltd.	322,800	27,552
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.	2,656,014	$ 128,551
Comstock Resources, Inc. (a)	290,300	18,852
Concho Resources, Inc.	379,600	12,402
Concho Resources, Inc. (n)	607,780	17,871
Denbury Resources, Inc. (a)	689,300	17,157
El Paso Pipeline Partners LP	374,100	6,910
Ellora Energy, Inc. (a)(f)	1,529,700	15,819
Encore Acquisition Co. (a)	257,966	13,301
Energy Transfer Equity LP	601,900	17,365
ENI SpA	178,200	5,780
Evergreen Energy, Inc. (a)(d)	3,512,366	6,322
Forest Oil Corp. (a)	442,200	25,170
Foundation Coal Holdings, Inc.	612,800	36,247
GMX Resources, Inc. (a)(d)	136,900	9,287
Goodrich Petroleum Corp. (a)(d)	768,100	39,058
Hess Corp.	544,800	57,046
James River Coal Co. (a)(d)	356,268	15,024
Kodiak Oil & Gas Corp. (a)	2,644,330	7,669
McMoRan Exploration Co. (a)(d)	775,438	21,208
Nexen, Inc.	1,076,900	33,749
OAO Gazprom sponsored ADR	355,419	13,808
OPTI Canada, Inc. (a)	1,269,500	23,012
Peabody Energy Corp.	275,600	17,349
Penn Virginia Corp.	218,500	14,460
Petrohawk Energy Corp. (a)(d)	4,395,205	152,118
Plains Exploration & Production Co. (a)	728,900	39,288
Quicksilver Gas Services LP	92,900	1,983
Quicksilver Resources, Inc. (a)	1,239,500	29,984
Range Resources Corp.	1,341,260	62,261
Reliance Industries Ltd.	196,267	9,557
Southwestern Energy Co. (a)	1,470,826	56,436
Sunoco, Inc.	933,700	41,438
Talisman Energy, Inc.	227,500	4,021
Tesoro Corp.	409,400	7,594
Ultra Petroleum Corp. (a)	748,000	50,976
Uranium One, Inc. (a)	685,400	2,937
Valero Energy Corp.	6,777,762	235,595
Western Gas Partners LP	82,200	1,255
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Refining, Inc. (d)	1,951,674	$ 17,643
Williams Companies, Inc.	418,200	12,918
		1,410,013
TOTAL ENERGY		2,751,325
FINANCIALS - 12.0%
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (a)(d)	314,300	29,928
Ameriprise Financial, Inc.	398,640	17,919
Bank of New York Mellon Corp.	3,111,058	107,674
Bank Sarasin & Co. Ltd. Series B (Reg.)	410,575	17,710
Charles Schwab Corp.	615,900	14,775
Cohen & Steers, Inc. (d)	305,200	8,881
EFG International	484,779	14,748
Fortress Investment Group LLC (d)	1,581,303	15,892
Franklin Resources, Inc.	612,437	64,000
GLG Partners, Inc. (d)	611,600	5,070
Goldman Sachs Group, Inc.	500,010	81,987
Julius Baer Holding AG	555,630	33,957
Legg Mason, Inc.	392,300	17,469
Lehman Brothers Holdings, Inc.	3,312,908	53,305
Merrill Lynch & Co., Inc.	1,418,400	40,212
Morgan Stanley	839,300	34,269
State Street Corp.	840,756	56,894
T. Rowe Price Group, Inc.	984,708	58,452
The Blackstone Group LP	1,002,300	17,921
		691,063
Commercial Banks - 1.7%
Associated Banc-Corp.	414,700	7,257
Banco do Brasil SA	210,000	3,057
Capitol Bancorp Ltd. (d)(e)	1,106,586	17,008
Center Financial Corp., California	461,248	6,213
Fifth Third Bancorp	5,941,441	93,756
Huntington Bancshares, Inc.	765,600	5,604
M&T Bank Corp.	128,100	9,139
Mitsubishi UFJ Financial Group, Inc.	2,366,600	17,990
PacWest Bancorp	259,700	5,890
PNC Financial Services Group, Inc.	685,400	49,315
Prosperity Bancshares, Inc. (d)	294,600	9,418
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Sterling Financial Corp., Washington	1,015,545	$ 10,348
Sumitomo Mitsui Financial Group, Inc.	2,914	17,643
UCBH Holdings, Inc.	3,424,006	20,030
Union Bank of India	250,308	850
Wachovia Corp.	8,933,386	141,952
Wilshire Bancorp, Inc.	182,849	2,481
Wintrust Financial Corp.	538,697	12,525
		430,476
Consumer Finance - 0.4%
ACOM Co. Ltd.	614,390	17,113
American Express Co.	302,600	12,007
Capital One Financial Corp. (d)	766,400	33,829
Discover Financial Services	1,007,400	16,572
Promise Co. Ltd. (d)	737,300	16,525
SLM Corp. (a)	503,300	8,309
		104,355
Diversified Financial Services - 2.8%
Bajaj Holdings & Investment Ltd.	248,193	2,766
Bank of America Corp.	8,240,662	256,614
BM&F BOVESPA SA	3,303,981	25,297
CIT Group, Inc.	2,972,520	30,647
CME Group, Inc.	95,853	32,147
Deutsche Boerse AG	141,600	13,464
IntercontinentalExchange, Inc. (a)	191,700	16,875
JPMorgan Chase & Co.	5,120,000	197,069
Kotak Mahindra Bank Ltd. sponsored GDR (f)	170,876	2,354
Onex Corp. (sub. vtg.)	225,400	6,060
PICO Holdings, Inc. (a)	2,541,128	121,059
		704,352
Insurance - 1.8%
ACE Ltd.	296,200	15,583
Admiral Group PLC	329,900	5,841
AMBAC Financial Group, Inc.	1,383,100	9,903
American International Group, Inc.	7,207,523	154,890
Argo Group International Holdings, Ltd. (a)	17,400	654
Assured Guaranty Ltd.	159,300	2,590
Hartford Financial Services Group, Inc.	600,400	37,873
IPC Holdings Ltd.	256,100	8,111
LandAmerica Financial Group, Inc. (d)(e)	986,726	16,912
Maiden Holdings Ltd. (f)	954,900	6,226
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MBIA, Inc. (d)	1,685,543	$ 27,340
MetLife, Inc.	550,000	29,810
Montpelier Re Holdings Ltd.	661,100	10,703
National Financial Partners Corp. (d)	600,120	12,104
Principal Financial Group, Inc.	628,300	28,770
Prudential Financial, Inc.	479,900	35,373
T&D Holdings, Inc.	331,400	17,390
XL Capital Ltd. Class A	1,046,700	21,039
		441,112
Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc.	185,800	20,013
Annaly Capital Management, Inc.	2,236,651	33,460
CapitalSource, Inc. (d)	3,313,800	41,688
Chimera Investment Corp.	365,506	2,321
Developers Diversified Realty Corp.	818,400	27,425
Duke Realty LP	790,700	19,791
General Growth Properties, Inc.	1,254,500	32,529
HCP, Inc.	410,100	14,854
Healthcare Realty Trust, Inc.	499,200	14,312
Highwoods Properties, Inc. (SBI)	415,800	15,081
Home Properties, Inc.	101,700	5,365
MFA Mortgage Investments, Inc.	1,825,700	12,415
ProLogis Trust	241,100	10,382
Public Storage	204,300	18,044
Senior Housing Properties Trust (SBI)	361,300	7,833
Simon Property Group, Inc.	95,700	9,080
SL Green Realty Corp.	263,890	22,695
UDR, Inc.	1,358,176	33,656
Vornado Realty Trust	308,800	30,713
		371,657
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	2,460,241	32,155
Forestar Real Estate Group, Inc. (a)	813,484	16,400
Jones Lang LaSalle, Inc. (d)	378,100	18,829
Norwegian Property ASA	502,500	1,890
The St. Joe Co. (d)	370,971	13,826
		83,100
Thrifts & Mortgage Finance - 0.8%
Fannie Mae	5,024,220	34,366
Hudson City Bancorp, Inc.	1,392,900	25,685
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
MGIC Investment Corp.	1,451,367	$ 12,206
New York Community Bancorp, Inc.	1,234,200	20,352
People's United Financial, Inc.	2,387,218	42,779
Washington Federal, Inc.	1,304,216	22,472
Washington Mutual, Inc.	12,591,100	50,994
		208,854
TOTAL FINANCIALS		3,034,969
HEALTH CARE - 6.0%
Biotechnology - 1.3%
Amgen, Inc. (a)	1,851,500	116,367
Biogen Idec, Inc. (a)	470,300	23,952
Cephalon, Inc. (a)	708,430	54,280
Cubist Pharmaceuticals, Inc. (a)	749,690	16,516
DOV Pharmaceutical, Inc. warrants 6/2/09 (a)	34	0
DUSA Pharmaceuticals, Inc. (a)(e)	1,753,329	2,911
Genentech, Inc. (a)	278,036	27,456
Gilead Sciences, Inc. (a)	487,200	25,666
Myriad Genetics, Inc. (a)	255,296	17,411
Omrix Biopharmaceuticals, Inc. (a)	36,400	837
Theravance, Inc. (a)(d)	2,079,761	28,347
Vertex Pharmaceuticals, Inc. (a)	900,800	24,195
		337,938
Health Care Equipment & Supplies - 1.4%
Alcon, Inc.	223,200	38,009
American Medical Systems Holdings, Inc. (a)	2,703,300	48,119
Baxter International, Inc.	173,600	11,763
Boston Scientific Corp. (a)	265,650	3,337
Covidien Ltd.	1,263,900	68,339
Hill-Rom Holdings, Inc.	934,592	27,982
Immucor, Inc. (a)	169,000	5,443
Integra LifeSciences Holdings Corp. (a)	738,717	35,820
Inverness Medical Innovations, Inc. (a)	594,955	21,133
Kinetic Concepts, Inc. (a)	614,400	21,602
Medtronic, Inc.	303,300	16,560
Micrus Endovascular Corp. (a)	201,782	2,542
Quidel Corp. (a)	263,670	5,155
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Smith & Nephew PLC	1,621,000	$ 19,448
Sonova Holding AG	311,741	22,647
		347,899
Health Care Providers & Services - 1.4%
Air Methods Corp. (a)	168,810	4,874
Brookdale Senior Living, Inc.	1,412,322	31,142
Coventry Health Care, Inc. (a)	192,065	6,726
DaVita, Inc. (a)	275,200	15,794
Express Scripts, Inc. (a)	232,353	17,057
HealthSouth Corp. (a)(d)	875,461	15,750
Humana, Inc. (a)	440,800	20,453
McKesson Corp.	492,300	28,445
Medco Health Solutions, Inc. (a)	273,100	12,795
NightHawk Radiology Holdings, Inc. (a)	925,900	7,898
Patterson Companies, Inc. (a)	318,100	10,351
Pediatrix Medical Group, Inc. (a)	337,253	19,207
PSS World Medical, Inc. (a)	782,925	14,304
Sunrise Senior Living, Inc. (a)	1,190,348	24,200
Tenet Healthcare Corp. (a)	2,219,513	13,384
UnitedHealth Group, Inc.	1,279,112	38,949
Universal American Financial Corp. (a)	988,159	13,014
Universal Health Services, Inc. Class B	365,338	22,571
VCA Antech, Inc. (a)	780,700	23,999
WellPoint, Inc. (a)	429,900	22,694
		363,607
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	682,900	9,793
IMS Health, Inc.	195,499	4,344
		14,137
Life Sciences Tools & Services - 0.4%
Bruker BioSciences Corp. (a)	1,312,134	20,259
Charles River Laboratories International, Inc. (a)	455,200	29,866
Pharmaceutical Product Development, Inc.	378,200	15,431
Thermo Fisher Scientific, Inc. (a)	308,800	18,701
Varian, Inc. (a)	195,732	9,730
		93,987
Pharmaceuticals - 1.4%
Allergan, Inc.	406,900	22,734
Alpharma, Inc. Class A (a)(d)	1,270,510	45,357
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Cipla Ltd.	667,579	$ 3,653
Endo Pharmaceuticals Holdings, Inc. (a)	689,818	15,673
Jazz Pharmaceuticals, Inc. (a)(d)	942,825	6,685
Merck & Co., Inc.	1,745,095	62,248
Mylan, Inc. (a)(d)	988,115	12,737
Pfizer, Inc.	1,934,200	36,963
Schering-Plough Corp.	1,230,200	23,866
Teva Pharmaceutical Industries Ltd. sponsored ADR	109,700	5,193
Wyeth	2,462,400	106,573
XenoPort, Inc. (a)	266,100	12,994
		354,676
TOTAL HEALTH CARE		1,512,244
INDUSTRIALS - 7.9%
Aerospace & Defense - 1.5%
Curtiss-Wright Corp.	18,300	986
Finmeccanica SpA	620,400	16,646
General Dynamics Corp.	364,800	33,671
Heico Corp. Class A	338,236	9,741
Honeywell International, Inc.	832,700	41,777
Lockheed Martin Corp.	365,500	42,559
Northrop Grumman Corp.	497,700	34,267
Orbital Sciences Corp. (a)	968,800	25,615
Raytheon Co.	1,019,475	61,158
Rockwell Collins, Inc.	294,100	15,467
Spirit AeroSystems Holdings, Inc. Class A (a)	776,500	17,704
TransDigm Group, Inc. (a)	27,400	1,029
United Technologies Corp.	1,397,100	91,636
		392,256
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	192,400	10,026
FedEx Corp.	352,800	29,219
Forward Air Corp.	886,986	31,302
United Parcel Service, Inc. Class B	452,000	28,982
UTI Worldwide, Inc.	273,527	5,498
		105,027
Airlines - 0.2%
AirTran Holdings, Inc. (a)(d)	1,755,890	4,214
Delta Air Lines, Inc. (a)	2,376,200	19,319
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
easyJet PLC (a)	327,900	$ 1,964
Northwest Airlines Corp. (a)	2,218,400	21,696
US Airways Group, Inc. (a)	923,200	7,838
		55,031
Building Products - 0.1%
Masco Corp.	1,123,200	21,408
Owens Corning (a)	447,400	10,823
		32,231
Commercial Services & Supplies - 0.9%
ACCO Brands Corp. (a)	1,461,577	12,409
Allied Waste Industries, Inc. (a)	1,199,300	16,119
Avery Dennison Corp.	365,200	17,617
Clean Harbors, Inc. (a)	201,833	16,377
Consolidated Graphics, Inc. (a)	64,016	2,488
Copart, Inc. (a)	204,800	9,013
Covanta Holding Corp. (a)	375,200	10,438
Diamond Management & Technology Consultants, Inc.	483,547	2,892
Equifax, Inc.	478,680	16,912
GeoEye, Inc. (a)	830,207	20,548
R.R. Donnelley & Sons Co.	559,100	15,588
Republic Services, Inc.	574,000	18,867
Robert Half International, Inc.	434,500	11,123
The Brink's Co.	451,500	31,506
Waste Management, Inc.	640,100	22,519
		224,416
Construction & Engineering - 1.7%
Chicago Bridge & Iron Co. NV (NY Shares)	2,557,500	81,891
Dycom Industries, Inc. (a)	1,348,000	21,608
Fluor Corp.	605,600	48,527
Great Lakes Dredge & Dock Corp. (e)	4,657,593	34,885
Shaw Group, Inc. (a)	2,148,100	106,417
URS Corp. (a)	2,865,462	137,428
		430,756
Electrical Equipment - 0.9%
ABB Ltd. sponsored ADR	727,400	17,872
Acuity Brands, Inc.	382,700	16,651
Cooper Industries Ltd. Class A	987,800	47,059
JA Solar Holdings Co. Ltd. ADR (a)	2,003,300	35,719
Renewable Energy Corp. AS (a)	1,237,236	38,441
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Saft Groupe SA	419,140	$ 18,292
Vestas Wind Systems AS (a)	184,100	25,059
Zumtobel AG	975,707	15,759
		214,852
Industrial Conglomerates - 0.3%
McDermott International, Inc. (a)	701,425	24,360
Siemens AG sponsored ADR	399,700	43,487
Tyco International Ltd.	91,400	3,919
		71,766
Machinery - 0.9%
Bucyrus International, Inc. Class A	89,332	6,240
CIRCOR International, Inc.	523,951	31,573
Colfax Corp.	268,000	6,590
Cummins, Inc.	686,100	44,706
Danaher Corp.	247,200	20,164
Eaton Corp.	218,200	15,968
Flowserve Corp.	62,400	8,244
Force Protection, Inc. (a)(d)	3,370,758	13,416
Ingersoll-Rand Co. Ltd. Class A	596,600	22,032
Navistar International Corp. (a)	620,400	34,432
Oshkosh Co. (d)	165,400	2,550
Sulzer AG (Reg.)	84,684	10,459
Vallourec SA	31,800	8,902
		225,276
Marine - 0.2%
Alexander & Baldwin, Inc.	765,143	34,225
American Commercial Lines, Inc. (a)(d)	1,346,382	16,574
Navios Maritime Holdings, Inc.	1,068,800	11,297
		62,096
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	252,400	27,108
Canadian Pacific Railway Ltd.	283,500	17,294
Con-way, Inc.	415,340	20,393
J.B. Hunt Transport Services, Inc.	573,664	20,910
Union Pacific Corp.	515,200	43,225
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Universal Truckload Services, Inc. (a)(e)	1,085,798	$ 26,743
YRC Worldwide, Inc. (a)(d)	1,965,110	35,568
		191,241
TOTAL INDUSTRIALS		2,004,948
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.2%
Adtran, Inc.	1,326,376	30,241
Alcatel-Lucent SA sponsored ADR (a)	774,030	4,784
Cisco Systems, Inc. (a)	4,430,000	106,542
Comverse Technology, Inc. (a)	1,795,700	24,799
Finisar Corp. (a)	3,864,351	5,603
Harris Corp.	938,460	49,138
Juniper Networks, Inc. (a)	1,163,520	29,902
Motorola, Inc.	3,352,300	31,579
Powerwave Technologies, Inc. (a)(d)	4,506,300	22,757
		305,345
Computers & Peripherals - 0.9%
Apple, Inc. (a)	352,563	59,770
Diebold, Inc.	475,300	18,846
Hewlett-Packard Co.	1,371,700	64,360
NCR Corp. (a)	1,609,500	42,587
SanDisk Corp. (a)	1,143,900	16,541
Western Digital Corp. (a)(d)	1,001,800	27,309
		229,413
Electronic Equipment & Instruments - 1.4%
Amphenol Corp. Class A	1,667,700	79,249
Arrow Electronics, Inc. (a)	746,625	24,780
Avnet, Inc. (a)	1,715,000	50,335
Bell Microproducts, Inc. (a)(e)	2,013,351	4,429
Cogent, Inc. (a)	1,503,352	16,537
Flextronics International Ltd. (a)	2,103,600	18,764
HannStar Display Corp.	683,000	181
Ingram Micro, Inc. Class A (a)	1,693,800	32,030
Itron, Inc. (a)(d)	1,084,390	112,321
Tyco Electronics Ltd.	991,350	32,625
		371,251
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.5%
Art Technology Group, Inc. (a)	1,346,456	$ 5,520
DealerTrack Holdings, Inc. (a)	382,435	7,048
Google, Inc. Class A (sub. vtg.) (a)	136,190	63,095
Open Text Corp. (a)	584,500	20,778
VeriSign, Inc. (a)	1,045,400	33,421
		129,862
IT Services - 1.3%
Accenture Ltd. Class A	447,700	18,517
CACI International, Inc. Class A (a)	540,761	27,390
Cognizant Technology Solutions Corp. Class A (a)	369,900	10,845
Lender Processing Services, Inc.	72,800	2,424
NeuStar, Inc. Class A (a)(d)	294,000	7,059
Patni Computer Systems Ltd. sponsored ADR	618,141	6,707
Perot Systems Corp. Class A (a)	2,232,808	39,744
Sapient Corp. (a)	2,381,800	22,079
Satyam Computer Services Ltd. sponsored ADR	859,700	19,137
SRA International, Inc. Class A (a)	1,747,699	41,036
The Western Union Co.	773,600	21,367
Unisys Corp. (a)	6,225,283	25,461
Visa, Inc.	1,066,600	80,955
WNS Holdings Ltd. ADR (a)	531,696	7,226
		329,947
Office Electronics - 0.1%
Xerox Corp.	1,620,400	22,572
Semiconductors & Semiconductor Equipment - 2.8%
Altera Corp.	834,100	18,884
Analog Devices, Inc.	871,200	24,359
Applied Materials, Inc.	1,026,100	18,388
ASAT Holdings Ltd.	88,719	3
ASAT Holdings Ltd. warrants 7/24/11 (a)	2,416	2
ASML Holding NV (NY Shares)	22,900	542
Atmel Corp. (a)	17,315,184	72,551
Axcelis Technologies, Inc. (a)	4,077,464	19,286
Credence Systems Corp. (a)(e)	6,375,010	7,204
Cymer, Inc. (a)	481,500	14,416
Cypress Semiconductor Corp. (a)	2,550,400	82,684
Fairchild Semiconductor International, Inc. (a)	2,374,600	29,777
FormFactor, Inc. (a)	849,322	16,298
Hittite Microwave Corp. (a)	542,431	19,197
Intersil Corp. Class A	478,988	11,223
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	681,900	$ 25,067
LTX Corp. (a)(e)	3,819,221	6,836
Maxim Integrated Products, Inc.	3,177,000	65,287
Microchip Technology, Inc.	837,300	26,802
Micron Technology, Inc. (a)	1,530,300	6,488
National Semiconductor Corp.	1,999,800	42,856
ON Semiconductor Corp. (a)	3,421,041	32,397
Rudolph Technologies, Inc. (a)	856,784	7,231
Samsung Electronics Co. Ltd.	21,833	10,238
Semitool, Inc. (a)(d)	1,228,514	11,843
Spansion, Inc. Class A (a)	1,842,218	4,145
Teradyne, Inc. (a)	3,390,700	31,635
Varian Semiconductor Equipment Associates, Inc. (a)	2,239,100	72,323
Xilinx, Inc.	985,480	25,603
		703,565
Software - 0.8%
Adobe Systems, Inc. (a)	287,600	12,318
CA, Inc.	705,400	16,866
Cadence Design Systems, Inc. (a)	273,100	2,182
McAfee, Inc. (a)	537,200	21,252
Misys PLC	4,780,900	14,616
Nintendo Co. Ltd.	26,700	13,051
Oracle Corp. (a)	1,398,400	30,667
Quest Software, Inc. (a)	2,041,180	30,189
Sourcefire, Inc. (a)(d)(e)	1,572,750	12,346
Symantec Corp. (a)	373,169	8,325
THQ, Inc. (a)	2,475,960	37,932
		199,744
TOTAL INFORMATION TECHNOLOGY		2,291,699
MATERIALS - 3.7%
Chemicals - 1.9%
Airgas, Inc.	273,641	16,210
Albemarle Corp.	521,600	20,728
Arkema sponsored ADR	462,800	21,867
Ashland, Inc.	50,300	2,059
Calgon Carbon Corp. (a)(d)	1,263,496	26,950
Celanese Corp. Class A	1,553,000	59,884
CF Industries Holdings, Inc.	132,500	20,193
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Chemtura Corp.	2,525,557	$ 16,643
Georgia Gulf Corp. (d)	488,095	1,645
Israel Chemicals Ltd.	994,818	16,654
Linde AG	22,100	2,788
Monsanto Co.	772,200	88,224
Solutia, Inc. (a)	1,301,900	21,872
Spartech Corp. (e)	1,596,233	16,808
Symrise AG	596,200	10,320
Terra Industries, Inc.	104,700	5,261
The Mosaic Co.	1,034,700	110,444
Tokai Carbon Co. Ltd.	811,000	8,315
Valspar Corp.	817,000	19,330
W.R. Grace & Co. (a)	224,070	5,891
		492,086
Containers & Packaging - 0.3%
Pactiv Corp. (a)	910,200	24,457
Rock-Tenn Co. Class A	667,351	24,478
Temple-Inland, Inc.	1,893,584	31,642
		80,577
Metals & Mining - 1.5%
Alamos Gold, Inc. (a)	2,905,100	16,824
Alcoa, Inc.	1,032,500	33,174
Anglo Platinum Ltd.	106,600	13,489
ArcelorMittal SA (NY Shares) Class A	281,367	22,121
Century Aluminum Co. (a)	500,800	24,419
Compass Minerals International, Inc.	22,800	1,579
Eldorado Gold Corp. (a)	1,527,400	12,139
Freeport-McMoRan Copper & Gold, Inc. Class B	419,100	37,434
Gabriel Resources Ltd. (a)	2,088,800	4,406
IAMGOLD Corp.	273,200	1,801
Ivanhoe Mines Ltd. (a)	2,124,300	23,905
Labrador Iron Ore Royal, Inc. Fund	36,700	1,926
Lihir Gold Ltd. (a)	3,838,023	7,875
New Gold, Inc. (a)	318,600	1,680
Newcrest Mining Ltd.	924,077	21,738
Polymet Mining Corp. (a)	570,100	1,879
Reliance Steel & Aluminum Co.	337,500	19,241
Silver Wheaton Corp. (a)	427,800	4,955
Steel Dynamics, Inc.	327,762	8,138
Stillwater Mining Co. (a)(d)	1,005,610	7,492
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Ternium SA sponsored ADR	31,900	$ 1,063
Timminco Ltd. (a)(d)	469,600	6,589
Titanium Metals Corp. (d)	3,373,282	48,609
United States Steel Corp.	127,600	16,980
Yamana Gold, Inc.	2,836,821	30,800
		370,256
TOTAL MATERIALS		942,919
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	9,621,797	307,801
Cincinnati Bell, Inc. (a)	6,229,764	24,296
Qwest Communications International, Inc.	7,015,100	26,517
Telefonica SA	496,800	12,274
Verizon Communications, Inc.	4,164,600	146,261
		517,149
Wireless Telecommunication Services - 0.1%
American Tower Corp. Class A (a)	384,991	15,912
NII Holdings, Inc. (a)	250,000	13,130
Vivo Participacoes SA (PN) sponsored ADR	414,400	2,167
		31,209
TOTAL TELECOMMUNICATION SERVICES		548,358
UTILITIES - 3.2%
Electric Utilities - 1.0%
Allegheny Energy, Inc.	447,500	20,285
E.ON AG	366,400	21,419
Edison International	515,700	23,681
Entergy Corp.	405,400	41,914
Exelon Corp.	967,741	73,510
FirstEnergy Corp.	241,100	17,514
PPL Corp.	1,111,100	48,633
Public Power Corp. of Greece	339,400	8,584
		255,540
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 0.2%
Equitable Resources, Inc.	575,700	$ 28,733
Questar Corp.	261,900	13,590
		42,323
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	3,675,517	56,088
Constellation Energy Group, Inc.	1,043,900	69,639
NRG Energy, Inc. (a)(d)	5,039,698	189,694
Reliant Energy, Inc. (a)	4,370,019	74,421
		389,842
Multi-Utilities - 0.4%
CMS Energy Corp.	1,441,200	19,557
OGE Energy Corp.	233,987	7,885
Public Service Enterprise Group, Inc.	951,000	38,772
RWE AG	166,700	18,006
Sempra Energy	247,700	14,347
Wisconsin Energy Corp.	247,700	11,585
		110,152
TOTAL UTILITIES		797,857
TOTAL COMMON STOCKS (Cost $15,546,153)		16,342,173
Convertible Preferred Stocks - 0.6%

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
McMoRan Exploration Co. 6.75%	46,200	8,520
FINANCIALS - 0.5%
Capital Markets - 0.1%
Legg Mason, Inc. 7.00%	366,200	15,594
Commercial Banks - 0.2%
East West Bancorp, Inc. Series A, 8.00%	4,600	3,789
Huntington Bancshares, Inc. 8.50%	24,600	19,526
KeyCorp Series A, 7.75%	205,000	20,594
Wachovia Corp. 7.50%	17,400	14,287
		58,196
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	261,200	13,844
Convertible Preferred Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 8.75%	1,477,900	$ 24,570
Washington Mutual, Inc. Series R, 7.75%	9,300	3,460
		28,030
TOTAL FINANCIALS		115,664
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	2,416	0
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	189,700	24,693
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $205,391)		148,877
Investment Companies - 0.1%

Ares Capital Corp. (Cost $49,103)	2,914,585	35,237
Corporate Bonds - 2.4%
	Principal Amount (000s)
Convertible Bonds - 0.2%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Evergreen Energy, Inc. 8% 8/1/12 (f)	$ 8,780	4,538
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Inverness Medical Innovations, Inc. 3% 5/15/16 (f)	9,274	9,274
Pharmaceuticals - 0.0%
Alpharma, Inc. 2.125% 3/15/27	7,380	9,018
TOTAL HEALTH CARE		18,292
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13	9,150	8,029
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Cypress Semiconductor Corp. 1% 9/15/09 (f)	$ 4,610	$ 6,460
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. 5.25% 12/15/11 (f)	1,980	1,943
TOTAL CONVERTIBLE BONDS		39,262
Nonconvertible Bonds - 2.2%
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.0%
Fortune Brands, Inc. 5.875% 1/15/36	1,780	1,442
Media - 0.2%
AOL Time Warner, Inc. 7.625% 4/15/31	4,975	4,978
Comcast Corp.:
5.7% 5/15/18	4,830	4,590
6.45% 3/15/37	4,360	4,021
Liberty Media Corp.:
5.7% 5/15/13	1,430	1,269
8.25% 2/1/30	6,315	5,337
News America Holdings, Inc. 7.75% 12/1/45	15,780	16,243
News America, Inc. 6.2% 12/15/34	1,720	1,563
Time Warner Cable, Inc. 7.3% 7/1/38	2,509	2,521
Time Warner, Inc. 6.5% 11/15/36	3,450	3,048
		43,570
TOTAL CONSUMER DISCRETIONARY		45,012
CONSUMER STAPLES - 0.1%
Beverages - 0.0%
Diageo Capital PLC 5.2% 1/30/13	3,300	3,339
Food & Staples Retailing - 0.0%
Wal-Mart Stores, Inc. 6.2% 4/15/38	9,030	8,933
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.1%
Philip Morris International, Inc. 6.375% 5/16/38	$ 6,500	$ 6,393
Reynolds American, Inc. 7.25% 6/15/37	7,970	7,855
		14,248
TOTAL CONSUMER STAPLES		26,520
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Duke Capital LLC 6.75% 2/15/32	8,145	7,624
Duke Energy Field Services 6.45% 11/3/36 (f)	8,650	7,853
Kinder Morgan Energy Partners LP 5.125% 11/15/14	12,250	11,744
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (f)	2,855	2,661
Nexen, Inc.:
5.875% 3/10/35	1,565	1,326
6.4% 5/15/37	5,235	4,695
Plains All American Pipeline LP:
6.125% 1/15/17	1,940	1,892
6.65% 1/15/37	4,940	4,465
Ras Laffan Liquid Natural Gas Co. Ltd. III 6.332% 9/30/27 (f)	5,910	5,363
Suncor Energy, Inc.:
6.1% 6/1/18	8,185	8,128
6.85% 6/1/39	8,895	8,907
Talisman Energy, Inc. yankee 6.25% 2/1/38	3,280	2,827
XTO Energy, Inc. 6.5% 12/15/18	7,500	7,478
		74,963
FINANCIALS - 0.6%
Capital Markets - 0.2%
Bear Stearns Companies, Inc. 6.95% 8/10/12	12,700	13,191
Goldman Sachs Group, Inc. 6.75% 10/1/37	11,195	9,850
JPMorgan Chase Capital XX 6.55% 9/29/36	11,840	9,742
Lehman Brothers Holdings, Inc. 6.875% 5/2/18	12,067	11,235
		44,018
Commercial Banks - 0.1%
Bank of America NA 6% 10/15/36	7,045	6,084
Credit Suisse First Boston 6% 2/15/18	11,975	11,489
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
HSBC Holdings PLC:
6.5% 5/2/36	$ 6,175	$ 5,700
6.5% 9/15/37	10,625	9,688
Wells Fargo & Co. 5.625% 12/11/17	2,371	2,279
		35,240
Consumer Finance - 0.2%
General Electric Capital Corp. 5.625% 9/15/17	21,610	21,122
SLM Corp.:
2.96% 7/26/10 (k)	22,788	20,541
4.5% 7/26/10	1,355	1,233
		42,896
Diversified Financial Services - 0.1%
GlaxoSmithKline Capital, Inc. 5.65% 5/15/18	14,487	14,528
Real Estate Investment Trusts - 0.0%
Duke Realty LP:
5.5% 3/1/16	3,075	2,793
5.625% 8/15/11	2,695	2,638
		5,431
Thrifts & Mortgage Finance - 0.0%
Credit Suisse First Boston (New York Branch) 5% 5/15/13	12,067	11,754
TOTAL FINANCIALS		153,867
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
AstraZeneca PLC 6.45% 9/15/37	2,307	2,366
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Bombardier, Inc.:
6.3% 5/1/14 (f)	2,615	2,510
7.45% 5/1/34 (f)	3,000	2,865
		5,375
Airlines - 0.0%
Delta Air Lines, Inc. pass-thru trust certificates 7.57% 11/18/10	5,010	4,722
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - 0.1%
Covidien International Finance SA:
5.45% 10/15/12	$ 4,120	$ 4,185
6.55% 10/15/37	4,505	4,583
General Electric Co. 5.25% 12/6/17	23,650	22,856
		31,624
TOTAL INDUSTRIALS		41,721
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Tyco Electronics Group SA 7.125% 10/1/37	2,405	2,422
MATERIALS - 0.2%
Chemicals - 0.0%
Agrium, Inc. 7.125% 5/23/36	4,900	5,213
Metals & Mining - 0.2%
Nucor Corp.:
5.85% 6/1/18	6,980	7,041
6.4% 12/1/37	5,600	5,526
Rio Tinto Finance Ltd.:
5.875% 7/15/13	7,242	7,303
6.5% 7/15/18	7,242	7,286
7.125% 7/15/28	9,574	9,702
United States Steel Corp. 6.65% 6/1/37	5,765	4,893
		41,751
TOTAL MATERIALS		46,964
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.:
6.3% 1/15/38	12,550	11,834
6.8% 5/15/36	15,241	15,149
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,655	1,782
BellSouth Corp. 6.55% 6/15/34	4,340	4,199
British Telecommunications PLC 9.125% 12/15/30	4,565	5,379
Sprint Capital Corp. 6.875% 11/15/28	15,445	13,128
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecom Italia Capital SA:
6.999% 6/4/18	$ 7,245	$ 7,087
7.2% 7/18/36	2,670	2,455
7.721% 6/4/38	7,245	7,065
Telefonica Emisiones SAU 7.045% 6/20/36	8,498	8,629
Verizon Communications, Inc.:
6.1% 4/15/18	4,164	4,153
6.25% 4/1/37	4,611	4,235
6.4% 2/15/38	9,165	8,528
6.9% 4/15/38	5,585	5,530
Verizon Global Funding Corp. 7.75% 12/1/30	4,445	4,730
		103,883
UTILITIES - 0.3%
Electric Utilities - 0.2%
Appalachian Power Co. 6.375% 4/1/36	5,500	5,102
Duke Energy Carolinas LLC 6.05% 4/15/38	3,407	3,321
Enel Finance International SA 6.8% 9/15/37 (f)	13,809	14,041
Florida Power Corp.:
5.65% 6/15/18	3,630	3,694
6.4% 6/15/38	8,735	8,889
Nevada Power Co. 6.5% 5/15/18	5,290	5,290
Pacific Gas & Electric Co. 5.8% 3/1/37	3,555	3,313
Tampa Electric Co. 6.15% 5/15/37	4,486	4,058
		47,708
Multi-Utilities - 0.1%
Dominion Resources, Inc. 6.3% 9/30/66 (k)	8,775	7,971
MidAmerican Energy Holdings, Co. 6.5% 9/15/37	8,075	8,056
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities - continued
NiSource Finance Corp.:
5.45% 9/15/20	$ 1,990	$ 1,699
6.8% 1/15/19	6,000	5,836
		23,562
TOTAL UTILITIES		71,270
TOTAL NONCONVERTIBLE BONDS		568,988
TOTAL CORPORATE BONDS (Cost $635,786)		608,250
U.S. Government and Government Agency Obligations - 6.2%

U.S. Government Agency Obligations - 1.7%
Fannie Mae:
2.5% 4/9/10	985	976
3.25% 8/12/10	3,541	3,548
3.375% 5/19/11	14,965	14,937
3.625% 8/15/11	19,295	19,338
4.625% 10/15/13 (d)	20,000	20,538
4.875% 4/15/09	9,535	9,641
6% 5/15/11	6,070	6,467
6.125% 3/15/12	11,499	12,386
6.625% 9/15/09	87,159	90,166
Freddie Mac:
3.25% 7/16/10	20,800	20,842
3.875% 6/29/11	11,708	11,832
4.5% 1/15/14	45,570	46,491
4.75% 3/5/09 (i)	75,667	76,320
4.875% 11/15/13 (d)	23,130	24,024
5.25% 7/18/11 (d)	36,920	38,646
5.75% 1/15/12 (d)	25,000	26,638
Tennessee Valley Authority 5.375% 4/1/56	5,098	5,230
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		428,020
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Inflation Protected Obligations - 2.9%
U.S. Treasury Inflation-Indexed Notes:
0.625% 4/15/13	$ 16,559	$ 16,124
1.625% 1/15/15	111,122	112,595
1.625% 1/15/18	16,706	16,646
2% 4/15/12	10,408	10,740
2% 1/15/14 (i)	113,650	117,791
2.375% 4/15/11	76,654	79,375
2.375% 1/15/17	41,219	43,686
2.375% 1/15/27 (i)	61,828	63,786
2.5% 7/15/16	151,641	162,152
2.625% 7/15/17	99,210	107,506
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		730,401
U.S. Treasury Obligations - 1.6%
U.S. Treasury Notes:
3.375% 11/30/12 (d)(i)	143,424	145,934
4.5% 4/30/12 (d)(i)	126,387	133,842
5.125% 5/15/16 (d)	122,689	135,811
TOTAL U.S. TREASURY OBLIGATIONS		415,587
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,516,753)		1,574,008
U.S. Government Agency - Mortgage Securities - 5.7%

Fannie Mae - 3.3%
5% 8/1/33 to 6/1/38	80,663	77,929
5% 9/11/38 (g)	80,000	76,842
5% 9/11/38 (g)(h)	160,000	153,684
5.5% 1/1/33 to 1/1/38	309,506	307,004
5.616% 7/1/37 (k)	1,943	1,977
6% 6/1/30 to 12/1/36	147,607	150,112
6.028% 4/1/36 (k)	1,484	1,519
6.157% 4/1/36 (k)	3,502	3,585
6.252% 6/1/36 (k)	514	523
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
6.309% 4/1/36 (k)	$ 1,442	$ 1,480
6.5% 11/1/29 to 1/1/36	58,584	60,821
TOTAL FANNIE MAE		835,476
Freddie Mac - 0.7%
5% 3/1/19	27,432	27,568
5% 9/11/38 (g)	100,000	95,990
5.735% 10/1/35 (k)	932	946
5.853% 6/1/36 (k)	1,742	1,774
5.984% 7/1/37 (k)	8,667	8,842
6.045% 6/1/36 (k)	1,641	1,675
6.063% 4/1/36 (k)	2,696	2,752
6.11% 6/1/36 (k)	1,648	1,683
6.5% 11/1/34 to 3/1/36	29,476	30,545
TOTAL FREDDIE MAC		171,775
Government National Mortgage Association - 1.7%
5.5% 11/20/37	23,832	23,639
5.5% 9/1/38 (g)	46,000	45,906
5.5% 9/1/38 (g)	8,000	7,984
5.5% 9/1/38 (g)	15,000	14,969
5.5% 9/1/38 (g)	47,000	46,904
5.5% 9/1/38 (g)(h)	75,000	74,846
5.5% 9/1/38 (g)	72,000	71,852
5.5% 9/1/38 (g)	36,000	35,926
5.5% 10/1/38 (g)	15,000	14,925
5.5% 10/22/38 (g)	70,000	69,649
6% 2/15/34	21,713	22,179
6.5% 3/15/34	10,431	10,958
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		439,737
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,439,687)		1,446,988
Asset-Backed Securities - 0.1%

Carrington Mortgage Loan Trust:
Series 2006-FRE1 Class M1, 2.7719% 7/25/36 (k)	3,850	706
Series 2006-NC4 Class M1, 2.7719% 10/25/36 (k)	3,255	586
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Citigroup Mortgage Loan Trust Series 2006-WF2 Class A2B, 5.735% 5/25/36	$ 2,075	$ 2,053
JPMorgan Mortgage Acquisition Trust Series 2006-NC2 Class M2, 2.7719% 7/25/36 (k)	2,980	398
Long Beach Mortgage Loan Trust Series 2006-2 Class 2A2, 2.6019% 3/25/36 (k)	3,437	3,366
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (f)(k)	4,135	3,972
Morgan Stanley ABS Capital I Trust Series 2007-HE2 Class M1, 2.7219% 1/25/37 (k)	3,825	403
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A1, 2.5219% 11/25/36 (k)	582	570
New Century Home Equity Loan Trust Series 2005-A Class A2, 4.461% 8/25/35 (k)	368	364
NovaStar Mortgage Funding Trust Series 2006-5 Class A2A, 2.5419% 11/25/36 (k)	173	172
Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 4.3519% 5/25/35 (k)	3,000	296
People's Choice Financial Realty Mortgage Securities Trust Series 2006-1 Class 1A1, 2.5419% 9/25/36 (k)	3,414	3,309
Securitized Asset Backed Receivables LLC Trust:
Series 2006-FR4 Class A2A, 2.5519% 8/25/36 (k)	1,757	1,633
Series 2007-NC1 Class A2A, 2.5219% 12/25/36 (k)	1,247	1,156
Soundview Home Loan Trust Series 2006-WF1 Class A1F, 5.998% 10/25/36	834	815
Structured Asset Securities Corp. Series 2007-BC4 Class A3, 2.7219% 11/25/37 (k)	10,223	9,060
TOTAL ASSET-BACKED SECURITIES (Cost $40,958)		28,859
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (k)(m)	47,137	4,054
JPMorgan Mortgage Trust Series 2006-A2 Class 5A1, 3.7741% 11/25/33 (k)	3,494	3,294
TOTAL PRIVATE SPONSOR		7,348
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - 0.1%
Fannie Mae subordinate REMIC pass-thru certificates sequential payer:
Series 2002-57 Class BT, 6% 11/25/31	$ 12,751	$ 13,033
Series 2006-78 Class CD, 4.5% 10/25/18	19,099	19,119
TOTAL U.S. GOVERNMENT AGENCY		32,152
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,523)		39,500
Commercial Mortgage Securities - 0.2%

Banc of America Commercial Mortgage, Inc. sequential payer Series 2007-1 Class A2, 5.381% 1/15/49	3,695	3,558
Citigroup Commercial Mortgage Trust sequential payer Series 2006-C5 Class A4, 5.431% 10/15/49	9,115	8,328
Credit Suisse Commercial Mortgage Trust sequential payer Series 2007-C2 Class A2, 5.448% 1/15/49 (k)	9,295	8,980
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	2,719	2,717
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6614% 12/10/41 (k)(m)	2,666	38
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP3 Class A3, 4.959% 8/15/42	9,850	9,508
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 2007-C32 Class A2, 5.7357% 6/15/49 (k)	3,005	2,914
Series 2006-C23 Class A5, 5.416% 1/15/45 (k)	7,210	6,625
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $41,921)		42,668
Municipal Securities - 0.1%

Montgomery County Gen. Oblig. Series A, 5% 1/1/13	5,440	5,938
North Carolina Gen. Oblig. Series A, 5.5% 3/1/13	5,000	5,571
Ohio Gen. Oblig. (Common Schools Proj.) Series E, 5% 9/15/12	5,700	6,188
TOTAL MUNICIPAL SECURITIES (Cost $17,654)		17,697
Fixed-Income Funds - 20.0%
	Shares	Value (000s)
Fidelity 1-3 Year Duration Securitized Bond Central Fund (l)	3,362,255	$ 283,606
Fidelity Commercial Mortgage-Backed Securities Central Fund (l)	5,120,922	454,738
Fidelity Corporate Bond 1-10 Year Central Fund (l)	15,751,513	1,517,973
Fidelity High Income Central Fund 2 (l)	4,058,293	400,269
Fidelity Mortgage Backed Securities Central Fund (l)	17,956,254	1,762,588
Fidelity Ultra-Short Central Fund (l)	8,056,207	658,434
TOTAL FIXED-INCOME FUNDS (Cost $5,405,560)		5,077,608
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 2.31% (b)	794,379,363	794,379
Fidelity Securities Lending Cash Central Fund, 2.35% (b)(c)	338,870,396	338,870
TOTAL MONEY MARKET FUNDS (Cost $1,133,249)		1,133,249
Cash Equivalents - 1.4%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 2.14%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (c) (Cost $368,589)	$ 368,677	368,589
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $26,442,327)		26,863,703
NET OTHER ASSETS - (5.8)%		(1,483,839)
NET ASSETS - 100%		$ 25,379,864
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	$ 2,500	16
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.6% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34

	Oct. 2034	$ 1,099	$ (986)
Receive monthly notional amount multiplied by 3.05% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	3,200	(3,083)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (j)	Sept. 2037	16,700	(15,197)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (j)	Sept. 2037	13,600	(12,376)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (j)	Sept. 2037	1,800	(1,638)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (j)	Sept. 2037	5,800	(5,278)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (j)	Sept. 2037	20,600	(18,746)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Morgan Stanley, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (j)

	Sept. 2037	$ 13,600	$ (12,376)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (j)	Sept. 2037	13,100	(11,921)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (j)	Sept. 2037	11,500	(10,465)
Receive monthly notional amount multiplied by 1.32% and pay Goldman Sachs upon credit event of Securitized Asset Backed Receivables LLC Trust, par value of the notional amount of Securitized Asset Backed Receivables LLC Trust Series 2006-0P1 Class B2, 6.72% 10/25/35	Nov. 2035	4,800	(4,377)
Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.102% 11/25/34	Dec. 2034	624	(539)
Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34	Oct. 2034	1,099	(987)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	3,000	(2,653)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.66% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35

	June 2035	$ 1,800	$ (1,655)
Receive monthly notional amount multiplied by 3.83% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35	June 2035	1,600	(1,469)
Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36	August 2036	3,000	(2,755)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5 Class M9, 7.17% 9/25/36	Oct. 2036	3,000	(2,711)
TOTAL CREDIT DEFAULT SWAPS		122,422	(109,196)
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 4.9585% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	May 2012	60,000	3,193
Receive semi-annually a fixed rate equal to 5.263% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Feb. 2012	80,000	3,972
Receive semi-annually a fixed rate equal to 5.2965% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	Jan. 2012	70,000	3,578
Receive semi-annually a fixed rate equal to 5.458% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	June 2017	120,000	9,904
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 5.53% and pay quarterly a floating rate based on 3-month LIBOR with Bank of America	June 2012	$ 105,000	$ 6,764
Receive semi-annually a fixed rate equal to 5.629% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	May 2016	100,000	10,033
TOTAL INTEREST RATE SWAPS		535,000	37,444
		$ 657,422	$ (71,752)
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $85,879,000 or 0.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) A portion of the security is subject to a forward commitment to sell.
(i) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $60,546,000.
(j) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(k) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(l) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(m) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(n) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,871,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	6/6/08	$ 18,300
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$368,589,000 due 9/02/08 at 2.14%
Banc of America Securities LLC	$ 117,231
Bank of America, NA	251,358
$ 368,589
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 16,967
Fidelity Cash Central Fund	25,046
Fidelity Commercial Mortgage-Backed Securities Central Fund	25,473
Fidelity Corporate Bond 1-10 Year Central Fund	88,766
Fidelity High Income Central Fund 2	13,622
Fidelity Mortgage Backed Securities Central Fund	101,256
Fidelity Securities Lending Cash Central Fund	5,049
Fidelity Ultra-Short Central Fund	31,244
Total	$ 307,423
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 450,220	$ 16,967	$ 138,847	$ 283,606	18.8%
Fidelity Commercial Mortgage-Backed Securities Central Fund	474,235	25,473	-	454,738	13.1%
Fidelity Corporate Bond 1-10 Year Central Fund	1,603,006	178,793	224,805	1,517,973	19.2%
Fidelity High Income Central Fund 2	-	406,034*	-	400,269	91.8%
Fidelity Mortgage Backed Securities Central Fund	2,074,537	101,256	409,458	1,762,588	19.6%
Fidelity Ultra-Short Central Fund	742,656	296,841	263,844	658,434	18.5%
Total	$ 5,344,654	$ 1,025,364	$ 1,036,954	$ 5,077,608
* Includes the value of shares received through in-kind contributions.
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspect Medical Systems, Inc.	$ 10,733	$ -	$ 6,177	$ -	$ -
Aurora Oil & Gas Corp.	10,747	-	-	-	1,272
Bell Microproducts, Inc.	-	6,876	-	-	4,429
Capitol Bancorp Ltd.	-	15,643	-	55	17,008
Central Garden & Pet Co.	22,500	-	-	-	9,861
Credence Systems Corp.	-	8,263	-	-	7,204
DUSA Pharmaceuticals, Inc.	3,216	515	-	-	2,911
Force Protection, Inc.	-	55,275	1,195	-	-
Frontier Airlines Holdings, Inc.	11,950	-	8,055	-	-
Great Lakes Dredge & Dock Corp.	23,378	11,055	-	173	34,885
LandAmerica Financial Group, Inc.	-	28,928	-	261	16,912
Lighthouse Caledonia ASA	-	1,768	-	-	2,310
LTX Corp.	15,301	263	-	-	6,836
MarineMax, Inc.	11,696	2,052	-	-	8,237
Sourcefire, Inc.	10,526	4,593	259	-	12,346
Spartech Corp.	-	23,013	-	441	16,808
Standard Pacific Corp.	9,926	15,372	725	-	14,818
The Pantry, Inc.	9,862	20,781	5,414	-	31,496
Tronox, Inc. Class B	-	11,753	572	95	-
Tween Brands, Inc.	18,873	30,231	-	-	25,114
Universal Truckload Services, Inc.	22,324	-	-	-	26,743
Washington Group International, Inc.	134,028	2,681	152,743	-	-
Total	$ 315,060	$ 239,062	$ 175,140	$ 1,025	$ 239,190
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	22.3%
AAA,AA,A	8.2%
BBB	4.2%
BB	0.7%
B	1.0%
CCC,CC,C	0.1%
D	0.0%
Not Rated	0.0%
Equities	65.1%
Short-Term Investments and Net Other Assets	(1.6)%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.6%
Canada	1.6%
Bermuda	1.1%
United Kingdom	1.0%
Switzerland	1.0%
Others (individually less than 1%)	5.7%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2008
Assets
Investment in securities, at value (including securities loaned of $669,987 and repurchase agreements of $368,589) - See accompanying schedule: Unaffiliated issuers (cost $19,561,012)	$ 20,413,656
Fidelity Central Funds (cost $6,538,809)	6,210,857
Other affiliated issuers (cost $342,506)	239,190
Total Investments (cost $26,442,327)		$ 26,863,703
Commitment to sell securities on a delayed delivery basis	(129,077)
Receivable for securities sold on a delayed delivery basis	129,105	28
Receivable for investments sold, regular delivery		134,252
Foreign currency held at value (cost $2,426)		2,426
Receivable for foreign currency contracts		14,283
Receivable for swap agreements		84
Receivable for fund shares sold		33,579
Dividends receivable		15,671
Interest receivable		30,562
Distributions receivable from Fidelity Central Funds		24,527
Unrealized appreciation on swap agreements		37,460
Prepaid expenses		23
Other receivables		500
Total assets		27,157,098
Liabilities
Payable to custodian bank	$ 10,504
Payable for investments purchased Regular delivery	192,663
Delayed delivery	717,333
Payable for foreign currency contracts	13,716
Payable for fund shares redeemed	12,952
Unrealized depreciation on swap agreements	109,212
Accrued management fee	8,533
Other affiliated payables	4,139
Other payables and accrued expenses	722
Collateral on securities loaned, at value	707,460
Total liabilities		1,777,234
Net Assets		$ 25,379,864
Net Assets consist of:
Paid in capital		$ 24,819,681
Undistributed net investment income		102,779
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		90,272
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		367,132
Net Assets		$ 25,379,864

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2008

Balanced: Net Asset Value, offering price and redemption price per share ($25,362,595 ÷ 1,431,927 shares)	$ 17.71

Class K: Net Asset Value, offering price and redemption price per share ($17,151 ÷ 968 shares)	$ 17.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended August 31, 2008
Investment Income
Dividends (including $1,171 earned from other affiliated issuers)		$ 252,492
Interest		184,404
Income from Fidelity Central Funds		307,423
Total income		744,319

Expenses
Management fee	$ 107,294
Transfer agent fees	48,310
Accounting and security lending fees	2,307
Custodian fees and expenses	534
Independent trustees' compensation	112
Depreciation in deferred trustee compensation account	(1)
Registration fees	528
Audit	197
Legal	144
Interest	14
Miscellaneous	1,771
Total expenses before reductions	161,210
Expense reductions	(1,329)	159,881
Net investment income (loss)		584,438
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $160)	422,302
Fidelity Central Funds	(71,311)
Other affiliated issuers	(21,396)
Investment not meeting investment restrictions	451
Foreign currency transactions	25
Futures contracts	4,565
Swap agreements	12,032
Total net realized gain (loss)		346,668
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $79)	(2,881,847)
Assets and liabilities in foreign currencies	(74)
Futures contracts	(170)
Swap agreements	(50,500)
Delayed delivery commitments	2,771
Total change in net unrealized appreciation (depreciation)		(2,929,820)
Net gain (loss)		(2,583,152)
Net increase (decrease) in net assets resulting from operations		$ (1,998,714)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 584,438	$ 521,874
Net realized gain (loss)	346,668	1,495,846
Change in net unrealized appreciation (depreciation)	(2,929,820)	946,213
Net increase (decrease) in net assets resulting from operations	(1,998,714)	2,963,933
Distributions to shareholders from net investment income	(581,560)	(500,718)
Distributions to shareholders from net realized gain	(1,526,672)	(1,099,842)
Total distributions	(2,108,232)	(1,600,560)
Share transactions - net increase (decrease)	3,295,533	4,477,900
Total increase (decrease) in net assets	(811,413)	5,841,273

Net Assets
Beginning of period	26,191,277	20,350,004
End of period (including undistributed net investment income of $102,779 and undistributed net investment income of $106,413, respectively)	$ 25,379,864	$ 26,191,277

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Balanced

Years ended August 31,

2008

2007

2006G

2006I

2005I

2004I

Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 19.56	$ 19.16	$ 18.73	$ 16.57	$ 14.92
Income from Investment Operations
Net investment income (loss) D	.42	.44	.04	.36	.29	.27
Net realized and unrealized gain (loss)	(1.76)	2.13	.36	1.01	2.60	1.64
Total from investment operations	(1.34)	2.57	.40	1.37	2.89	1.91
Distributions from net investment income	(.43)	(.43)	-	(.31)	(.29)	(.26)
Distributions from net realized gain	(1.18)	(1.04)	-	(.63)	(.44)	-
Total distributions	(1.61)	(1.47)	-	(.94)	(.73)	(.26)
Net asset value, end of period	$ 17.71	$ 20.66	$ 19.56	$ 19.16	$ 18.73	$ 16.57
Total Return B, C	(7.28)%	13.96%	2.09%	7.54%	18.04%	12.82%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.61%	.64%A	.64%	.65%	.67%
Expenses net of fee waivers, if any	.61%	.61%	.64%A	.64%	.65%	.67%
Expenses net of all reductions	.61%	.60%	.63%A	.63%	.64%	.66%
Net investment income (loss)	2.22%	2.20%	2.35%A	1.90%	1.68%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$ 25,363	$ 26,191	$ 20,350	$ 19,800	$ 14,610	$ 10,784
Portfolio turnover rate F	73%J	89%J	65%A	61%	82%	99%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the one month period ended August 31. The Fund changed its fiscal year from July 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended July 31.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended August 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 19.12
Income from Investment Operations
Net investment income (loss) D	.12
Net realized and unrealized gain (loss)	(1.41)
Total from investment operations	(1.29)
Distributions from net investment income	(.11)
Net asset value, end of period	$ 17.72
Total Return B, C	(6.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.48% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	2.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,151
Portfolio turnover rate F	73% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to August 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Balanced on May 9, 2008. The Fund offers Balanced and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the fund began offering conversion privileges between Balanced and Class K to eligible shareholders of Balanced. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements
Fidelity High Income Central Fund 2	Fidelity Management & Research Company, Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Exchange-In-Kind. On March 28, 2008, the Fund completed a non-taxable exchange of securities with a value, including accrued interest, of $381,222,504 (which included $15,265,812 of unrealized depreciation) for 3,812,225 shares (each then valued at $100.00 per share) of the Fidelity High Income Central Fund 2, an affiliated entity. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE),normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,231,376,142
Unrealized depreciation	(2,837,410,438)
Net unrealized appreciation (depreciation)	393,965,704
Undistributed ordinary income	101,810,817
Undistributed long-term capital gain	36,391,707

Cost for federal income tax purposes	$ 26,469,737,247

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 878,687,603	$ 618,861,850
Long-term Capital Gains	1,229,544,238	981,698,144
Total	$ 2,108,231,841	$ 1,600,559,994

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Mortgage Dollar Rolls - continued

between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $12,958,914,500 and $10,936,276,789, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Balanced and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Balanced. For the period, the transfer agent fees for Balanced were equivalent to an annualized rate of ..18% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Amount
Balanced	$ 48,309,652
Class K	296

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $110,255 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $50,217 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities at period end is disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period, presented in the Statement of Operations as a component of interest income, amounted to $5,172,126. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $5,049,398.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $24,413,800. The weighted average interest rate was 4.17%. The interest expense amounted to $14,146 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion Balanced's operation expenses. During the period, the reimbursement reduced the class' expenses by $12,763. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $366,456 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37,437. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Balanced	$ 912,821

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress.

Annual Report

11. Other - continued

Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $820,045 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2008 A	2007
From net investment income
Balanced	$ 581,559,348	$ 500,718,013
Class K	570	-
Total	$ 581,559,918	$ 500,718,013
From net realized gain
Balanced	$ 1,526,671,923	$ 1,099,841,982

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to August 31, 2008.

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended August 31, 2008 A	Years ended August 31, 2007	Years ended August 31, 2008 A	Years ended August 31, 2007
Balanced
Shares sold	342,702,362	354,152,013	$ 6,544,290,400	$ 7,100,263,945
Conversion to Class K	(959,723)	-	(16,766,361)	-
Reinvestment of distributions	103,189,062	82,342,696	2,066,916,739	1,571,306,818
Shares redeemed	(281,013,909)	(208,826,134)	(5,315,835,781)	(4,193,671,015)
Net increase (decrease)	163,917,792	227,668,575	$ 3,278,604,997	$ 4,477,899,748
Class K
Shares sold	15,171	-	$ 276,121	$ -
Conversion from Balanced	959,174	-	16,766,361	-
Reinvestment of distributions	33	-	570	-
Shares redeemed	(6,530)	-	(114,733)	-
Net increase (decrease)	967,848	-	$ 16,928,319	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to August 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Mr. Wetlaufer is Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Balanced	10/06/08	10/03/08	$0.106	$0.03
Class K	10/06/08	10/03/08	$0.114	$0.03

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2008, $244,272,916, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.57% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $331,076,494 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

	Balanced	Class K
October 2007	4%	0%
December 2007	25%	0%
April 2008	47%	0%
July 2008	47%	45%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Balanced	Class K
October 2007	5%	0%
December 2007	29%	0%
April 2008	52%	0%
July 2008	52%	51%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	38,893,618,130.91	95.292
Withheld	1,921,468,292.47	4.708
TOTAL	40,815,086,423.38	100.000
Dennis J. Dirks
Affirmative	39,036,714,022.41	95.643
Withheld	1,778,372,400.97	4.357
TOTAL	40,815,086,423.38	100.000
Edward C. Johnson 3d
Affirmative	38,770,875,445.41	94.992
Withheld	2,044,210,977.97	5.008
TOTAL	40,815,086,423.38	100.000
Alan J. Lacy
Affirmative	39,018,612,450.11	95.599
Withheld	1,796,473,973.27	4.401
TOTAL	40,815,086,423.38	100.000
Ned C. Lautenbach
Affirmative	39,005,366,044.67	95.566
Withheld	1,809,720,378.71	4.434
TOTAL	40,815,086,423.38	100.000
Joseph Mauriello
Affirmative	39,002,419,694.54	95.559
Withheld	1,812,666,728.84	4.441
TOTAL	40,815,086,423.38	100.000
Cornelia M. Small
Affirmative	39,016,299,097.15	95.593
Withheld	1,798,787,326.23	4.407
TOTAL	40,815,086,423.38	100.000
William S. Stavropoulos
Affirmative	38,884,332,972.41	95.270
Withheld	1,930,753,450.97	4.730
TOTAL	40,815,086,423.38	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	39,018,357,287.78	95.598
Withheld	1,796,729,135.60	4.402
TOTAL	40,815,086,423.38	100.000
Michael E. Wiley
Affirmative	38,997,698,287.11	95.547
Withheld	1,817,388,136.27	4.453
TOTAL	40,815,086,423.38	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	30,025,572,570.64	73.565
Against	7,083,880,474.69	17.356
Abstain	2,182,438,936.42	5.347
Broker Non-Votes	1,523,194,441.63	3.732
TOTAL	40,815,086,423.38	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Fidelity Balanced Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Balanced Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

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Annual Report

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Annual Report

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Annual Report

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BAL-UANN-1008
1.789243.105

Fidelity®
Puritan®
Fund -

Puritan
Class K

Annual Report

August 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Puritan	-7.35%	6.91%	6.23%
Class K A	-7.34%	6.91%	6.23%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Puritan, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Puritan®, a class of the fund, on August 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ramin Arani and George Fischer, Co-Portfolio Managers of Fidelity® Puritan® Fund

Riskier investments such as stocks and high-yield debt faltered during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. In response, investors fled to investment-grade bonds, particularly Treasuries. The U.S. equity market, as measured by the Standard & Poor's 500SM Index, fell 11.14% during the past year. Stocks opened the period with a two-month winning streak, but five consecutive months of losses followed, as the subprime mortgage crisis worsened along with the subsequent credit crunch. Meanwhile, energy prices continued to skyrocket and pressured consumer spending - a major driver of economic growth. As inflation fears soared, the S&P 500® lost nearly 8.5% in June alone. Other major equity benchmarks also had sizable losses for the 12-month period, including the Dow Jones Industrial AverageSM, which fell 11.35%, and the NASDAQ Composite® Index, which dropped 8.13%. The investment-grade bond market, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86% during the past year, paced by the particularly strong performance of Treasury securities.

The fund's Retail Class shares declined 7.35% during the past year, trailing the 7.14% decline of the Fidelity Puritan Composite Index. Until June 30, 2008, the index comprised a hypothetical combination of the total returns of the Russell 3000® Value Index and the Lehman Brothers U.S. Aggregate Index, using a weighting of 60% and 40%, respectively. Beginning July 1, 2008, the Russell 3000 Value Index was replaced with the S&P 500 to provide a better performance comparison for the fund's equity component. (For specific performance results for the fund's new Class K shares, please see the performance section of this report.) While good stock selection helped the equity subportfolio solidly outpace its index, the fund's fixed-income holdings, particularly those securities backed by subprime mortgages, hurt overall performance versus the Composite benchmark. Asset allocation - specifically, emphasizing stocks and high-yield securities rather than better-performing investment-grade debt - also detracted. Within equities, underweighting financial services companies such as Citigroup, Wachovia and Bank of America - which were all hammered by widespread credit deterioration, housing asset deflation and a looming crisis of confidence - helped results the most. Conversely, with energy prices spiking and oil companies doing so well, underweighting large producers such as Chevron and ConocoPhillips detracted. Some stocks mentioned here were sold from the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008) for Puritan and for the entire period (May 9, 2008 to August 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value August 31, 2008	Expenses Paid During Period
Puritan
Actual	$ 1,000.00	$ 970.90	$ 3.02 B
Hypothetical A	$ 1,000.00	$ 1,022.07	$ 3.10 C
Class K
Actual	$ 1,000.00	$ 944.00	$ 1.47B
Hypothetical A	$ 1,000.00	$ 1,022.72	$ 2.44C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Puritan and multiplied by 115/366 (to reflect the period May 9, 2008 to August 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Puritan	.61%
Class K	.48%

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each non-money market Fidelity Central Fund.
Top Five Stocks as of August 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.1	2.5
Wal-Mart Stores, Inc.	1.3	0.0
Apple, Inc.	1.2	0.4
Cisco Systems, Inc.	1.1	1.0
International Business Machines Corp.	1.1	0.0
	6.8
Top Five Bond Issuers as of August 31, 2008
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	9.5	6.8
Freddie Mac	3.8	3.5
U.S. Treasury Obligations	3.7	5.8
Government National Mortgage Association	2.3	1.2
Freescale Semiconductor, Inc.	0.2	0.3
	19.5
Top Five Market Sectors as of August 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	13.3	13.1
Financials	11.9	13.3
Health Care	10.5	10.6
Energy	10.1	9.8
Consumer Discretionary	8.4	6.6
Asset Allocation (% of fund's net assets)
As of August 31, 2008 *		As of February 29, 2008 **
	Stocks 61.4%		Stocks and Equity Futures 61.6%
	Bonds 39.8%		Bonds 38.3%
	Convertible Securities 0.7%		Convertible Securities 0.3%
	Other Investments 1.4%		Other Investments 1.5%
	Short-Term Investments and Net Other Assets† (3.3)%		Short-Term Investments and Net Other Assets† (1.7)%
* Foreign investments	9.2%	** Foreign investments	13.3%

† Short-Term Investments and Net Other Assets are not included in the pie chart.
Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Common Stocks - 61.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.2%
Johnson Controls, Inc.	1,329,500	$ 41,108
Automobiles - 0.1%
Toyota Motor Corp. sponsored ADR	199,200	17,846
Hotels, Restaurants & Leisure - 1.3%
Burger King Holdings, Inc.	1,796,600	44,592
McDonald's Corp.	2,347,400	145,656
Penn National Gaming, Inc. (a)	651,300	22,027
Starwood Hotels & Resorts Worldwide, Inc.	403,100	14,612
Vail Resorts, Inc. (a)(h)	1,000,600	44,016
		270,903
Household Durables - 0.4%
Lennar Corp. Class A	327,700	4,309
Pulte Homes, Inc.	3,200,700	46,442
Whirlpool Corp.	470,983	38,319
		89,070
Media - 2.0%
Comcast Corp. Class A (special) (non-vtg.)	6,698,100	141,598
Grupo Televisa SA de CV (CPO) sponsored ADR	1,884,900	43,692
Interpublic Group of Companies, Inc. (a)	2,263,400	21,276
News Corp. Class B	2,872,796	41,253
Playboy Enterprises, Inc. Class B (non-vtg.) (a)(h)	945,600	4,028
The Walt Disney Co.	1,036,790	33,540
Time Warner, Inc.	7,180,360	117,542
VisionChina Media, Inc. ADR (h)	1,910,100	36,101
		439,030
Multiline Retail - 0.2%
Macy's, Inc.	1,799,300	37,461
Specialty Retail - 1.3%
Advance Auto Parts, Inc.	1,077,700	46,384
Best Buy Co., Inc.	726,600	32,530
Guess?, Inc.	157,800	5,881
J. Crew Group, Inc. (a)(h)	1,309,074	34,573
Lowe's Companies, Inc. (h)	3,057,500	75,337
Lumber Liquidators, Inc.	100,000	1,291
Talbots, Inc. (h)	1,828,100	24,990
TJX Companies, Inc.	1,417,100	51,356
		272,342
Textiles, Apparel & Luxury Goods - 0.8%
Iconix Brand Group, Inc. (a)(h)	1,173,700	15,176
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	966,100	$ 58,555
Polo Ralph Lauren Corp. Class A	1,313,400	99,661
		173,392
TOTAL CONSUMER DISCRETIONARY		1,341,152
CONSUMER STAPLES - 5.5%
Beverages - 0.4%
Molson Coors Brewing Co. Class B	581,400	27,704
PepsiCo, Inc.	853,400	58,441
		86,145
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	479,000	32,122
CVS Caremark Corp.	2,969,700	108,691
Wal-Mart Stores, Inc.	4,668,900	275,792
		416,605
Food Products - 0.5%
Bunge Ltd.	250,600	22,394
Lindt & Spruengli AG (participation certificate)	17,104	43,878
Marine Harvest ASA (a)	26,391,400	18,492
Nestle SA sponsored ADR	662,500	29,289
		114,053
Household Products - 1.4%
Colgate-Palmolive Co.	1,021,000	77,627
Procter & Gamble Co.	3,131,922	218,514
		296,141
Personal Products - 0.4%
Avon Products, Inc.	1,269,430	54,370
Estee Lauder Companies, Inc. Class A	444,800	22,138
		76,508
Tobacco - 0.9%
Philip Morris International, Inc.	3,397,140	182,426
TOTAL CONSUMER STAPLES		1,171,878
ENERGY - 8.3%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	609,000	48,726
Halliburton Co.	1,697,300	74,579
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Hercules Offshore, Inc. (a)	973,200	$ 21,479
National Oilwell Varco, Inc. (a)	1,033,200	76,178
Schlumberger Ltd. (NY Shares)	1,175,380	110,744
Smith International, Inc.	717,600	50,017
		381,723
Oil, Gas & Consumable Fuels - 6.5%
Arch Coal, Inc.	292,100	15,844
Chesapeake Energy Corp.	3,106,617	150,360
Comstock Resources, Inc. (a)	379,800	24,664
ConocoPhillips	1,607,900	132,668
CONSOL Energy, Inc.	26,500	1,794
Denbury Resources, Inc. (a)	470,400	11,708
Energy Transfer Equity LP	538,700	15,541
Exxon Mobil Corp.	5,492,924	439,489
Hess Corp.	553,500	57,957
Peabody Energy Corp.	1,395,100	87,822
Petrohawk Energy Corp. (a)	2,599,300	89,962
Petroleo Brasileiro SA - Petrobras sponsored ADR	744,300	39,254
Plains Exploration & Production Co. (a)	416,700	22,460
Range Resources Corp.	934,608	43,385
Southwestern Energy Co. (a)	1,301,800	49,950
Sunoco, Inc.	577,600	25,634
Ultra Petroleum Corp. (a)	556,300	37,912
Valero Energy Corp.	2,067,280	71,859
Williams Companies, Inc.	2,420,800	74,779
		1,393,042
TOTAL ENERGY		1,774,765
FINANCIALS - 8.3%
Capital Markets - 3.3%
Bank of New York Mellon Corp.	1,950,800	67,517
Charles Schwab Corp.	3,359,400	80,592
EFG International	1,425,112	43,354
Franklin Resources, Inc.	231,800	24,223
Goldman Sachs Group, Inc.	377,200	61,849
Julius Baer Holding AG	398,473	24,353
KKR Private Equity Investors, LP	923,600	11,306
KKR Private Equity Investors, LP Restricted Depositary Units (j)	977,300	11,963
Morgan Stanley	3,997,100	163,202
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Nomura Holdings, Inc.	874,900	$ 11,603
State Street Corp.	3,102,567	209,951
		709,913
Commercial Banks - 1.0%
PNC Financial Services Group, Inc.	273,600	19,686
Standard Chartered PLC (United Kingdom)	383,900	10,431
Sumitomo Mitsui Financial Group, Inc.	2,065	12,503
U.S. Bancorp, Delaware	1,550,000	49,383
Wachovia Corp.	760,552	12,085
Wells Fargo & Co.	3,826,900	115,840
		219,928
Consumer Finance - 0.2%
Capital One Financial Corp. (h)	401,801	17,735
SLM Corp. (a)	1,624,000	26,812
		44,547
Diversified Financial Services - 1.7%
Bank of America Corp.	7,018,825	218,566
BM&F BOVESPA SA	2,091,689	16,015
CIT Group, Inc.	1,032,100	10,641
Citigroup, Inc.	1,374,492	26,102
JPMorgan Chase & Co.	2,610,252	100,469
MSCI, Inc. Class A	87,200	2,603
		374,396
Insurance - 1.8%
ACE Ltd.	2,693,222	141,690
American International Group, Inc.	1,222,337	26,268
Berkshire Hathaway, Inc. Class B (a)	15,380	60,013
Hartford Financial Services Group, Inc.	623,700	39,343
MetLife, Inc.	629,400	34,113
Principal Financial Group, Inc.	1,142,200	52,301
Willis Group Holdings Ltd.	659,600	22,703
		376,431
Real Estate Investment Trusts - 0.3%
Vornado Realty Trust	600,400	59,716
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc.	281,428	1,140
TOTAL FINANCIALS		1,786,071
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 9.3%
Biotechnology - 3.4%
Alexion Pharmaceuticals, Inc. (a)	1,085,200	$ 48,921
Amgen, Inc. (a)	1,298,200	81,592
Biogen Idec, Inc. (a)	1,878,600	95,677
BioMarin Pharmaceutical, Inc. (a)	1,293,300	38,980
Celgene Corp. (a)	991,000	68,676
Cephalon, Inc. (a)	810,612	62,109
CSL Ltd.	3,782,743	133,317
Genentech, Inc. (a)	1,633,600	161,318
ImClone Systems, Inc. (a)	388,300	25,007
United Therapeutics Corp. (a)	204,600	21,714
		737,311
Health Care Equipment & Supplies - 2.4%
Alcon, Inc.	735,600	125,265
Baxter International, Inc.	2,341,500	158,660
Covidien Ltd.	2,328,606	125,908
Gen-Probe, Inc. (a)	359,500	21,480
Masimo Corp.	668,000	26,700
Medtronic, Inc.	351,800	19,208
Sonova Holding AG	497,026	36,108
		513,329
Health Care Providers & Services - 0.5%
BMP Sunstone Corp. warrants 8/19/12 (a)(r)	59,000	45
Medco Health Solutions, Inc. (a)	1,089,800	51,057
UnitedHealth Group, Inc.	1,844,600	56,168
		107,270
Health Care Technology - 0.1%
HLTH Corp. (a)	1,425,400	17,746
Life Sciences Tools & Services - 0.5%
AMAG Pharmaceuticals, Inc. (a)	370,400	14,331
Illumina, Inc. (a)	764,180	65,819
QIAGEN NV (a)	1,506,900	31,916
		112,066
Pharmaceuticals - 2.4%
Abbott Laboratories	2,608,400	149,800
Allergan, Inc.	534,800	29,879
Alpharma, Inc. Class A (a)	380,000	13,566
Auxilium Pharmaceuticals, Inc. (a)(h)	1,113,600	43,776
Biodel, Inc. (a)(h)	322,400	5,761
Elan Corp. PLC sponsored ADR (a)	1,031,100	13,806
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	2,020,700	$ 72,078
Sepracor, Inc. (a)	745,900	13,725
ULURU, Inc. (a)(i)	3,871,407	5,614
Wyeth	2,994,600	129,606
XenoPort, Inc. (a)	529,900	25,875
		503,486
TOTAL HEALTH CARE		1,991,208
INDUSTRIALS - 7.1%
Aerospace & Defense - 2.8%
DigitalGlobe, Inc. (a)(j)	15,842	40
Honeywell International, Inc.	3,700,800	185,669
Lockheed Martin Corp.	1,469,600	171,120
Raytheon Co.	1,831,100	109,848
United Technologies Corp.	2,144,600	140,664
		607,341
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	1,486,600	95,321
Airlines - 0.2%
AMR Corp. (a)	1,332,100	13,761
Delta Air Lines, Inc. (a)	1,496,368	12,165
Northwest Airlines Corp. (a)	2,277,371	22,273
		48,199
Commercial Services & Supplies - 0.4%
The Brink's Co.	1,084,500	75,676
Electrical Equipment - 0.7%
Alstom SA	137,800	14,077
AMETEK, Inc.	317,700	15,421
Composite Technology Corp. (a)	1,571,000	1,697
Cooper Industries Ltd. Class A	975,900	46,492
Emerson Electric Co.	348,168	16,294
JA Solar Holdings Co. Ltd. ADR (a)	616,700	10,996
Vestas Wind Systems AS (a)	342,800	46,661
		151,638
Industrial Conglomerates - 0.3%
Siemens AG sponsored ADR	390,200	42,454
Tyco International Ltd.	635,106	27,233
		69,687
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.2%
Caterpillar, Inc.	1,304,500	$ 92,267
Cummins, Inc.	733,900	47,821
Eaton Corp.	239,600	17,534
SPX Corp.	414,105	49,382
Sulzer AG (Reg.)	344,020	42,487
		249,491
Road & Rail - 0.9%
Norfolk Southern Corp.	1,360,200	100,016
Union Pacific Corp.	1,140,100	95,654
		195,670
Trading Companies & Distributors - 0.1%
Watsco, Inc. (h)	588,400	30,120
TOTAL INDUSTRIALS		1,523,143
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 2.6%
Cisco Systems, Inc. (a)	9,930,100	238,819
Corning, Inc.	1,484,800	30,498
Harris Corp.	713,400	37,354
Juniper Networks, Inc. (a)	1,058,500	27,203
Motorola, Inc.	2,270,100	21,384
Nokia Corp. sponsored ADR	61,200	1,540
QUALCOMM, Inc.	3,515,500	185,091
Research In Motion Ltd. (a)	116,400	14,154
		556,043
Computers & Peripherals - 3.1%
Apple, Inc. (a)	1,536,000	260,398
EMC Corp. (a)	2,138,300	32,673
Hewlett-Packard Co.	2,953,502	138,578
International Business Machines Corp.	1,900,000	231,287
		662,936
Electronic Equipment & Instruments - 0.5%
Amphenol Corp. Class A	1,266,624	60,190
Tyco Electronics Ltd.	1,344,556	44,249
		104,439
Internet Software & Services - 0.6%
Alibaba.com Ltd.	806,000	1,028
eBay, Inc. (a)	524,900	13,086
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Google, Inc. Class A (sub. vtg.) (a)	190,600	$ 88,303
Yahoo!, Inc. (a)	1,254,700	24,316
		126,733
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A (a)	1,801,100	52,808
Genpact Ltd.	2,803,200	39,665
MasterCard, Inc. Class A	404,900	98,208
Visa, Inc.	2,271,500	172,407
WNS Holdings Ltd. ADR (a)	454,000	6,170
		369,258
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	1,231,800	22,074
Applied Micro Circuits Corp. (a)	1,269,100	10,102
Infineon Technologies AG sponsored ADR (a)	1,218,400	10,369
Intel Corp.	9,012,340	206,112
Lam Research Corp. (a)	703,700	25,868
Skyworks Solutions, Inc. (a)	3,535,200	34,291
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,682,155	26,044
Texas Instruments, Inc. (h)	587,200	14,392
		349,252
Software - 2.1%
Activision Blizzard, Inc. (a)	1,927,400	63,257
Adobe Systems, Inc. (a)	1,284,400	55,011
Informatica Corp. (a)	588,400	9,926
Microsoft Corp.	5,773,813	157,567
Nintendo Co. Ltd.	22,037	10,772
Nuance Communications, Inc. (a)	947,400	14,969
Oracle Corp. (a)	4,400,500	96,503
Parametric Technology Corp. (a)	781,300	15,689
Ubisoft Entertainment SA (a)	203,900	19,122
VMware, Inc. Class A	270,894	10,754
		453,570
TOTAL INFORMATION TECHNOLOGY		2,622,231
MATERIALS - 2.3%
Chemicals - 1.5%
Airgas, Inc.	446,700	26,463
Albemarle Corp.	867,300	34,467
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Celanese Corp. Class A	1,151,581	$ 44,405
E.I. du Pont de Nemours & Co.	1,238,100	55,021
Monsanto Co.	642,600	73,417
Praxair, Inc.	443,900	39,880
The Mosaic Co.	503,000	53,690
		327,343
Metals & Mining - 0.8%
Agnico-Eagle Mines Ltd.	237,700	13,643
Barrick Gold Corp.	999,700	34,784
Freeport-McMoRan Copper & Gold, Inc. Class B	709,100	63,337
Newcrest Mining Ltd.	1,551,799	36,505
United States Steel Corp.	206,400	27,466
		175,735
TOTAL MATERIALS		503,078
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	2,955,936	94,560
Verizon Communications, Inc.	5,078,395	178,353
		272,913
UTILITIES - 0.8%
Electric Utilities - 0.5%
Entergy Corp.	471,800	48,779
Exelon Corp.	610,000	46,336
Portland General Electric Co.	13,771	353
PPL Corp.	307,800	13,472
		108,940
Gas Utilities - 0.1%
Questar Corp.	485,800	25,208
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. (a)	980,500	36,906
TOTAL UTILITIES		171,054
TOTAL COMMON STOCKS (Cost $11,778,107)		13,157,493
Preferred Stocks - 0.4%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.4%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. 4.50%	56,300	$ 6,876
El Paso Corp. 4.99%	8,100	11,055
		17,931
FINANCIALS - 0.2%
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	191,800	10,165
Insurance - 0.2%
American International Group, Inc. Series A, 8.50%	800,000	39,790
TOTAL FINANCIALS		49,955
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
wetpaint.com, Inc. Series C (r)	497,017	5,000
UTILITIES - 0.1%
Electric Utilities - 0.0%
AES Trust III 6.75%	126,300	5,747
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. Series A, 5.75%	20,000	6,329
TOTAL UTILITIES		12,076
TOTAL CONVERTIBLE PREFERRED STOCKS		84,962
Nonconvertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	187	0
Wireless Telecommunication Services - 0.0%
Rural Cellular Corp. 12.25% pay-in-kind (a)	8,043	11,059
TOTAL PREFERRED STOCKS (Cost $109,560)		96,021
Corporate Bonds - 8.5%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Liberty Media Corp.:
3.5% 1/15/31	$ 514	$ 334
3.5% 1/15/31 (j)	3,798	2,466
		2,800
Specialty Retail - 0.0%
Sonic Automotive, Inc. 4.25% 11/30/15 (g)	5,780	4,736
TOTAL CONSUMER DISCRETIONARY		7,536
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
The Great Atlantic & Pacific Tea Co. 6.75% 12/15/12	17,480	14,206
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Alliant Techsystems, Inc. 2.75% 2/15/24	4,630	6,359
Airlines - 0.1%
AMR Corp. 4.5% 2/15/24	12,100	11,237
Marine - 0.0%
Horizon Lines, Inc. 4.25% 8/15/12 (j)	6,209	5,122
TOTAL INDUSTRIALS		22,718
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.0%
Advanced Micro Devices, Inc. 6% 5/1/15 (j)	6,000	3,403
Spansion, Inc. 2.25% 6/15/16 (j)	1,480	519
		3,922
Software - 0.1%
Symantec Corp. 1% 6/15/13	6,900	8,792
TOTAL INFORMATION TECHNOLOGY		12,714
UTILITIES - 0.0%
Multi-Utilities - 0.0%
CMS Energy Corp. 3.375% 7/15/23	4,500	5,876
TOTAL CONVERTIBLE BONDS		63,050
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - 8.2%
CONSUMER DISCRETIONARY - 1.4%
Auto Components - 0.0%
Tenneco, Inc. 8.125% 11/15/15	$ 5,925	$ 5,318
The Goodyear Tire & Rubber Co. 8.625% 12/1/11	1,007	1,030
		6,348
Automobiles - 0.2%
Ford Motor Co.:
7.125% 11/15/25	165	78
7.4% 11/1/46	1,040	468
7.45% 7/16/31	13,850	7,133
7.5% 8/1/26	470	223
7.75% 6/15/43	1,735	798
8.875% 1/15/22	890	481
8.9% 1/15/32	400	200
General Motors Corp. 8.375% 7/15/33	10,395	5,198
General Motors Nova Scotia Finance Co. 6.85% 10/15/08	19,140	18,996
		33,575
Diversified Consumer Services - 0.0%
Education Management LLC/Education Management Finance Corp.:
8.75% 6/1/14	1,945	1,770
10.25% 6/1/16	2,110	1,857
Mac-Gray Corp. 7.625% 8/15/15	5,400	5,130
		8,757
Hotels, Restaurants & Leisure - 0.2%
Carrols Corp. 9% 1/15/13	5,860	4,908
Chukchansi Economic Development Authority:
6.3275% 11/15/12 (j)(o)	1,140	923
8% 11/15/13 (j)	1,890	1,531
Harrah's Operating Co., Inc. 5.5% 7/1/10	10,025	8,421
MGM Mirage, Inc.:
6.75% 4/1/13	5,520	4,692
7.5% 6/1/16	5,910	4,846
OSI Restaurant Partners, Inc. 10% 6/15/15	2,420	1,331
San Pasqual Casino Development Group, Inc. 8% 9/15/13 (j)	1,080	950
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (j)	2,270	1,861
Six Flags Operations, Inc. 12.25% 7/15/16 (j)	3,060	2,861
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Six Flags, Inc. 9.625% 6/1/14	$ 6,858	$ 3,909
Station Casinos, Inc.:
6% 4/1/12	7,405	5,109
7.75% 8/15/16	1,735	1,171
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/14 (j)	1,851	1,536
		44,049
Household Durables - 0.0%
Fortune Brands, Inc. 5.875% 1/15/36	1,500	1,215
K. Hovnanian Enterprises, Inc. 11.5% 5/1/13 (j)	300	306
		1,521
Media - 0.8%
CanWest Media, Inc. 8% 9/15/12	8,625	7,482
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	17,730	13,209
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10	7,240	6,932
10.25% 9/15/10	12,244	11,632
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8% 4/30/12 (j)	1,500	1,433
8.375% 4/30/14 (j)	10,000	9,550
Clear Channel Communications, Inc.:
4.4% 5/15/11	1,800	1,323
5% 3/15/12	1,070	666
6.25% 3/15/11	2,510	1,989
Comcast Corp.:
5.7% 5/15/18	3,560	3,383
6.45% 3/15/37	4,155	3,832
EchoStar Communications Corp.:
6.625% 10/1/14	3,000	2,760
7.125% 2/1/16	5,000	4,600
7.75% 5/31/15	3,705	3,538
Lamar Media Corp. 7.25% 1/1/13	1,290	1,226
LBI Media Holdings, Inc. 0% 10/15/13 (f)	4,450	3,649
LBI Media, Inc. 8.5% 8/1/17 (j)	6,320	4,582
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Media Corp.:
5.7% 5/15/13	$ 2,055	$ 1,824
8.25% 2/1/30	10,280	8,688
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	5,455	4,834
News America Holdings, Inc. 7.75% 12/1/45	18,112	18,643
News America, Inc. 6.2% 12/15/34	5,885	5,348
Nexstar Broadcasting, Inc. 7% 1/15/14	8,000	6,480
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 11.375% 4/1/13	4,033	3,630
Nielsen Finance LLC/Nielsen Finance Co. 10% 8/1/14	3,040	3,070
Radio One, Inc. 8.875% 7/1/11	4,005	3,454
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (j)	4,000	4,080
10.375% 9/1/14 (j)	7,775	8,203
The Reader's Digest Association, Inc. 9% 2/15/17	9,530	5,623
Time Warner Cable, Inc. 7.3% 7/1/38	1,848	1,857
Time Warner, Inc. 6.5% 11/15/36	3,295	2,911
TL Acquisitions, Inc. 10.5% 1/15/15 (j)	18,170	15,581
Vertis, Inc. 10.875% 6/15/09 (e)	1,875	220
Videotron Ltd. 9.125% 4/15/18 (j)	3,045	3,197
		179,429
Specialty Retail - 0.2%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	11,125	11,570
Michaels Stores, Inc. 10% 11/1/14	7,940	5,915
Sally Holdings LLC:
9.25% 11/15/14	2,050	2,060
10.5% 11/15/16	6,535	6,600
Toys 'R' US, Inc. 7.875% 4/15/13	6,585	5,186
		31,331
Textiles, Apparel & Luxury Goods - 0.0%
Levi Strauss & Co. 8.875% 4/1/16	6,000	5,175
TOTAL CONSUMER DISCRETIONARY		310,185
CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Diageo Capital PLC 5.2% 1/30/13	2,590	2,620
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.1%
Rite Aid Corp. 10.375% 7/15/16	$ 7,215	$ 6,899
Wal-Mart Stores, Inc. 6.2% 4/15/38	6,660	6,588
		13,487
Food Products - 0.1%
Dean Foods Co. 7% 6/1/16	8,335	7,710
Pierre Foods, Inc. 9.875% 7/15/12 (e)	11,190	895
Pilgrims Pride Corp. 7.625% 5/1/15	7,125	6,234
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.25% 4/1/15	4,025	3,512
		18,351
Tobacco - 0.0%
Philip Morris International, Inc. 6.375% 5/16/38	6,000	5,901
Reynolds American, Inc. 7.25% 6/15/37	6,485	6,392
		12,293
TOTAL CONSUMER STAPLES		46,751
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (j)	5,420	5,400
Pride International, Inc. 7.375% 7/15/14	3,000	3,030
		8,430
Oil, Gas & Consumable Fuels - 1.2%
Arch Western Finance LLC 6.75% 7/1/13	4,960	4,923
Atlas Energy Operating Co. LLC/Financing Corp. 10.75% 2/1/18 (j)	9,170	9,216
Chaparral Energy, Inc.:
8.5% 12/1/15	3,120	2,707
8.875% 2/1/17	11,050	9,558
Chesapeake Energy Corp.:
6.5% 8/15/17	14,280	13,209
7.25% 12/15/18	4,080	3,963
Colorado Interstate Gas Co. 5.95% 3/15/15	7,000	6,829
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (j)	5,990	6,185
Drummond Co., Inc. 7.375% 2/15/16 (j)	8,000	6,940
Duke Capital LLC 6.75% 2/15/32	2,454	2,297
Duke Energy Field Services 6.45% 11/3/36 (j)	8,320	7,554
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Encore Acquisition Co. 7.25% 12/1/17	$ 3,000	$ 2,760
Energy Partners Ltd. 9.75% 4/15/14	10,970	9,736
EXCO Resources, Inc. 7.25% 1/15/11	5,585	5,529
Forest Oil Corp. 7.25% 6/15/19	9,250	8,487
Kinder Morgan Energy Partners LP 5.125% 11/15/14	10,945	10,493
Mariner Energy, Inc. 8% 5/15/17	2,100	1,916
Massey Energy Co. 6.875% 12/15/13	10,565	10,301
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (j)	3,700	3,449
Nexen, Inc.:
5.875% 3/10/35	2,365	2,004
6.4% 5/15/37	4,230	3,794
OPTI Canada, Inc. 7.875% 12/15/14	5,000	4,944
Peabody Energy Corp. 7.875% 11/1/26	7,925	7,885
Petrohawk Energy Corp. 9.125% 7/15/13	17,000	16,830
Petroleum Development Corp. 12% 2/15/18	5,500	5,775
Plains All American Pipeline LP:
6.125% 1/15/17	1,880	1,834
6.65% 1/15/37	4,780	4,320
Plains Exploration & Production Co.:
7% 3/15/17	4,400	3,949
7.625% 6/1/18	7,415	6,877
7.75% 6/15/15	6,000	5,715
Range Resources Corp. 7.375% 7/15/13	1,330	1,330
Ras Laffan Liquid Natural Gas Co. Ltd. III 6.332% 9/30/27 (j)	5,710	5,182
SandRidge Energy, Inc. 8.625% 4/1/15 pay-in-kind (j)	6,610	6,412
Ship Finance International Ltd. 8.5% 12/15/13	10,070	9,969
Southwestern Energy Co. 7.5% 2/1/18 (j)	3,340	3,382
Stone Energy Corp. 6.75% 12/15/14	5,580	4,806
Suncor Energy, Inc.:
6.1% 6/1/18	6,120	6,078
6.85% 6/1/39	6,550	6,559
Talisman Energy, Inc. yankee 6.25% 2/1/38	2,650	2,284
Teekay Corp. 8.875% 7/15/11	10,030	10,582
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc. 8.125% 3/15/12	$ 6,285	$ 6,678
XTO Energy, Inc. 6.5% 12/15/18	5,000	4,985
		258,226
TOTAL ENERGY		266,656
FINANCIALS - 1.0%
Capital Markets - 0.2%
Bear Stearns Companies, Inc. 6.95% 8/10/12	10,270	10,667
Goldman Sachs Group, Inc. 6.75% 10/1/37	8,835	7,774
JPMorgan Chase Capital XX 6.55% 9/29/36	11,345	9,335
Lehman Brothers Holdings, Inc. 6.875% 5/2/18	8,895	8,281
Nuveen Investments, Inc. 10.5% 11/15/15 (j)	6,070	5,220
		41,277
Commercial Banks - 0.1%
Bank of America NA 6% 10/15/36	2,235	1,930
Credit Suisse First Boston 6% 2/15/18	8,345	8,007
HSBC Holdings PLC:
6.5% 5/2/36	6,610	6,102
6.5% 9/15/37	8,400	7,659
Wells Fargo & Co. 5.625% 12/11/17	1,847	1,775
		25,473
Consumer Finance - 0.3%
Ford Motor Credit Co. LLC 7.2406% 4/15/12 (o)	11,485	10,796
General Electric Capital Corp. 5.625% 9/15/17	16,980	16,596
General Motors Acceptance Corp.:
3.9513% 9/23/08 (o)	4,100	4,082
7% 2/1/12	9,390	5,626
8% 11/1/31	6,425	3,502
GMAC LLC 6% 12/15/11	5,220	3,106
SLM Corp.:
2.96% 7/26/10 (o)	19,186	17,294
4% 1/15/09	5,300	5,260
4.5% 7/26/10	1,100	1,001
Triad Acquisition Corp. 11.125% 5/1/13	2,125	1,296
		68,559
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - 0.2%
GlaxoSmithKline Capital, Inc. 5.65% 5/15/18	$ 10,671	$ 10,702
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (j)	9,370	8,480
9% 6/1/16 (j)	5,690	5,519
NSG Holdings II, LLC 7.75% 12/15/25 (j)	6,750	6,480
		31,181
Insurance - 0.0%
HUB International Holdings, Inc. 9% 12/15/14 (j)	7,420	6,650
USI Holdings Corp. 6.6794% 11/15/14 (j)(o)	2,920	2,278
		8,928
Real Estate Investment Trusts - 0.1%
Duke Realty LP:
5.5% 3/1/16	2,930	2,661
5.625% 8/15/11	2,570	2,516
Omega Healthcare Investors, Inc. 7% 1/15/16	4,090	3,814
Rouse Co. 3.625% 3/15/09	8,195	7,826
Senior Housing Properties Trust 8.625% 1/15/12	5,910	6,028
		22,845
Thrifts & Mortgage Finance - 0.1%
Credit Suisse First Boston (New York Branch) 5% 5/15/13	8,894	8,663
Residential Capital LLC 8.5% 5/15/10 (j)	4,501	3,083
		11,746
TOTAL FINANCIALS		210,009
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.2%
Accellent, Inc. 10.5% 12/1/13	9,830	9,240
Biomet, Inc.:
10% 10/15/17	6,820	7,349
11.625% 10/15/17	11,820	12,441
		29,030
Health Care Providers & Services - 0.6%
Cardinal Health 409, Inc. 9.5% 4/15/15 pay-in-kind	8,830	7,373
Community Health Systems, Inc. 8.875% 7/15/15	10,435	10,422
DaVita, Inc. 6.625% 3/15/13	20,205	19,750
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc. 9.25% 11/15/16	$ 17,430	$ 17,975
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	9,000	9,045
NMH Holdings, Inc. 9.9013% 6/15/14 pay-in-kind (j)(o)	5	4
Rural/Metro Corp. 9.875% 3/15/15	4,835	4,352
Sun Healthcare Group, Inc. 9.125% 4/15/15	7,630	7,630
Surgical Care Affiliates LLC 8.875% 7/15/15 pay-in-kind (j)(o)	6,230	5,420
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	6,460	6,686
Tenet Healthcare Corp.:
6.5% 6/1/12	2,005	1,915
7.375% 2/1/13	15,600	14,781
9.25% 2/1/15	8,000	8,080
United Surgical Partners International, Inc.:
8.875% 5/1/17	10,745	9,348
9.25% 5/1/17 pay-in-kind	2,990	2,579
US Oncology Holdings, Inc. 7.9494% 3/15/12 pay-in-kind (o)	8,081	6,169
Viant Holdings, Inc. 10.125% 7/15/17 (j)	2,389	2,019
		133,548
Health Care Technology - 0.0%
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	6,245	6,292
Pharmaceuticals - 0.0%
AstraZeneca PLC 6.45% 9/15/37	1,853	1,900
TOTAL HEALTH CARE		170,770
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (j)	10,420	10,003
7.45% 5/1/34 (j)	2,340	2,235
8% 11/15/14 (j)	8,765	9,028
DRS Technologies, Inc.:
6.625% 2/1/16	3,760	3,873
7.625% 2/1/18	1,830	1,926
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
Orbimage Holdings, Inc. 12.6538% 7/1/12 (o)	$ 2,180	$ 2,245
TransDigm, Inc. 7.75% 7/15/14	2,350	2,291
		31,601
Airlines - 0.1%
AMR Corp. 10.2% 3/15/20	3,445	1,946
Continental Airlines, Inc. 7.339% 4/19/14	2,050	1,548
Continental Airlines, Inc. pass-thru trust certificates:
8.388% 5/1/22	99	79
9.798% 4/1/21	6,501	5,461
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)	27,035	338
8.3% 12/15/29 (a)	15,711	196
10.375% 2/1/11 (a)	8,640	130
Delta Air Lines, Inc. pass-thru trust certificates:
7.57% 11/18/10	4,430	4,175
7.779% 1/2/12	1,797	1,555
		15,428
Building Products - 0.1%
Masonite International Corp. 11% 4/6/15	6,000	2,250
Nortek, Inc. 10% 12/1/13 (j)	10,880	9,955
Ply Gem Industries, Inc. 11.75% 6/15/13 (j)	5,495	4,918
		17,123
Commercial Services & Supplies - 0.2%
ARAMARK Corp. 8.5% 2/1/15	7,670	7,728
Browning-Ferris Industries, Inc. 9.25% 5/1/21	1,350	1,350
Cenveo Corp. 10.5% 8/15/16 (j)	2,590	2,551
FTI Consulting, Inc.:
7.625% 6/15/13	920	952
7.75% 10/1/16	1,800	1,863
Intelsat Corp. 9.25% 8/15/14 (j)	5,190	5,158
Iron Mountain, Inc.:
6.625% 1/1/16	7,000	6,598
7.75% 1/15/15	10,930	10,930
8.625% 4/1/13	370	372
		37,502
Electrical Equipment - 0.1%
Sensus Metering Systems, Inc. 8.625% 12/15/13	11,608	11,376
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - 0.1%
Covidien International Finance SA:
5.45% 10/15/12	$ 3,245	$ 3,296
6.55% 10/15/37	3,560	3,621
General Electric Co. 5.25% 12/6/17	18,535	17,913
		24,830
Machinery - 0.0%
Columbus McKinnon Corp. 8.875% 11/1/13	590	609
Commercial Vehicle Group, Inc. 8% 7/1/13	1,730	1,496
		2,105
Road & Rail - 0.1%
Kansas City Southern Railway Co.:
7.5% 6/15/09	8,005	8,105
8% 6/1/15	2,450	2,499
TFM SA de CV 9.375% 5/1/12	4,220	4,399
		15,003
Trading Companies & Distributors - 0.0%
VWR Funding, Inc. 10.25% 7/15/15	9,330	8,490
TOTAL INDUSTRIALS		163,458
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
Lucent Technologies, Inc. 6.45% 3/15/29	10,065	6,945
Nortel Networks Corp.:
10.125% 7/15/13	7,880	7,328
10.75% 7/15/16 (j)	4,900	4,533
		18,806
Electronic Equipment & Instruments - 0.1%
Itron, Inc. 7.75% 5/15/12	860	862
NXP BV 7.875% 10/15/14	8,000	6,560
Texas Competitive Electric Holdings Co. LLC Series A, 10.25% 11/1/15 (j)	8,880	8,858
Tyco Electronics Group SA 7.125% 10/1/37	1,952	1,965
		18,245
IT Services - 0.2%
Iron Mountain, Inc.:
8% 6/15/20	5,495	5,330
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
IT Services - continued
Iron Mountain, Inc.: - continued
8.75% 7/15/18	$ 2,345	$ 2,398
Lender Processing Services, Inc. 8.125% 7/1/16 (j)	1,760	1,786
SunGard Data Systems, Inc.:
4.875% 1/15/14	12,355	10,857
10.25% 8/15/15	14,610	14,701
		35,072
Semiconductors & Semiconductor Equipment - 0.3%
Amkor Technology, Inc.:
7.125% 3/15/11	4,000	3,840
9.25% 6/1/16	3,505	3,409
Avago Technologies Finance Ltd. 10.125% 12/1/13	8,150	8,802
Freescale Semiconductor, Inc.:
8.875% 12/15/14	6,770	5,493
9.125% 12/15/14 pay-in-kind	36,765	28,541
10.125% 12/15/16	5,875	4,494
Spansion LLC 11.25% 1/15/16 (j)	7,320	4,575
		59,154
Software - 0.0%
Open Solutions, Inc. 9.75% 2/1/15 (j)	1,300	910
SS&C Technologies, Inc. 11.75% 12/1/13	9,570	10,096
		11,006
TOTAL INFORMATION TECHNOLOGY		142,283
MATERIALS - 0.6%
Chemicals - 0.1%
Agrium, Inc. 7.125% 5/23/36	5,105	5,431
Airgas, Inc. 7.125% 10/1/18 (j)	2,190	2,206
Georgia Gulf Corp.:
9.5% 10/15/14	3,440	2,511
10.75% 10/15/16	3,745	1,873
Koppers, Inc. 9.875% 10/15/13	722	758
MacDermid, Inc. 9.5% 4/15/17 (j)	740	677
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Momentive Performance Materials, Inc.:
9.75% 12/1/14	$ 3,670	$ 3,266
10.875% 12/1/14 pay-in-kind	3,660	3,087
		19,809
Containers & Packaging - 0.1%
Berry Plastics Holding Corp. 8.875% 9/15/14	10,450	8,621
BWAY Corp. 10% 10/15/10	840	836
Crown Americas LLC/Crown Americas Capital Corp.:
7.625% 11/15/13	4,000	4,090
7.75% 11/15/15	4,000	4,130
Owens-Brockway Glass Container, Inc. 6.75% 12/1/14	2,390	2,366
Owens-Illinois, Inc.:
7.5% 5/15/10	770	789
7.8% 5/15/18	350	354
		21,186
Metals & Mining - 0.4%
FMG Finance Property Ltd. 10.625% 9/1/16 (j)	7,000	7,840
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/1/17	23,725	25,149
Noranda Aluminium Holding Corp. 8.5775% 11/15/14 pay-in-kind (o)	3,500	2,739
Nucor Corp.:
5.85% 6/1/18	5,135	5,180
6.4% 12/1/37	4,120	4,066
RathGibson, Inc. 11.25% 2/15/14	4,385	4,221
Rio Tinto Finance Ltd.:
5.875% 7/15/13	5,333	5,378
6.5% 7/15/18	5,332	5,365
7.125% 7/15/28	7,050	7,144
Steel Dynamics, Inc. 7.75% 4/15/16 (j)	6,770	6,584
Tube City IMS Corp. 9.75% 2/1/15	560	524
United States Steel Corp. 6.65% 6/1/37	4,975	4,223
		78,413
Paper & Forest Products - 0.0%
Catalyst Paper Corp. 7.375% 3/1/14	4,268	2,988
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
International Paper Co.:
7.4% 6/15/14	$ 3,650	$ 3,702
7.95% 6/15/18	5,485	5,573
		12,263
TOTAL MATERIALS		131,671
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
6.3% 1/15/38	9,775	9,217
6.8% 5/15/36	13,429	13,348
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,845	1,987
BellSouth Corp. 6.55% 6/15/34	4,075	3,943
British Telecommunications PLC 9.125% 12/15/30	3,080	3,629
Intelsat Ltd. 11.25% 6/15/16	7,145	7,502
Level 3 Financing, Inc. 9.25% 11/1/14	6,000	5,505
Sprint Capital Corp.:
6.875% 11/15/28	12,283	10,441
6.9% 5/1/19	10,840	10,054
8.375% 3/15/12	7,330	7,385
Telecom Italia Capital SA:
6.999% 6/4/18	5,335	5,218
7.2% 7/18/36	3,975	3,655
7.721% 6/4/38	5,335	5,203
Telefonica Emisiones SAU 7.045% 6/20/36	8,220	8,347
Verizon Communications, Inc.:
6.1% 4/15/18	2,979	2,971
6.25% 4/1/37	3,729	3,425
6.4% 2/15/38	6,365	5,922
6.9% 4/15/38	3,995	3,956
Verizon Global Funding Corp. 7.75% 12/1/30	4,320	4,597
		116,305
Wireless Telecommunication Services - 0.3%
Cricket Communications, Inc.:
9.375% 11/1/14	660	654
10% 7/15/15 (j)	4,320	4,363
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Digicel Group Ltd.:
8.875% 1/15/15 (j)	$ 13,265	$ 12,370
9.125% 1/15/15 pay-in-kind (j)(o)	7,359	6,862
9.25% 9/1/12 (j)	4,120	4,223
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 7.625% 5/15/16 (j)	8,200	8,180
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (j)	6,745	6,762
11.5% 6/15/16 (j)	665	695
Intelsat Subsidiary Holding Co. Ltd. 8.875% 1/15/15 (j)	6,035	5,967
Orascom Telecom Finance SCA 7.875% 2/8/14 (j)	1,510	1,382
Rural Cellular Corp.:
5.6819% 6/1/13 (o)	4,500	4,590
8.25% 3/15/12	2,590	2,681
Vimpel Communications:
8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (j)	3,575	3,468
9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (j)	2,890	2,760
		64,957
TOTAL TELECOMMUNICATION SERVICES		181,262
UTILITIES - 0.7%
Electric Utilities - 0.5%
Appalachian Power Co. 6.375% 4/1/36	6,000	5,566
Duke Energy Carolinas LLC 6.05% 4/15/38	2,510	2,446
Enel Finance International SA 6.8% 9/15/37 (j)	10,928	11,112
Energy Future Holdings:
10.875% 11/1/17 (j)	24,170	24,714
11.25% 11/1/17 pay-in-kind (j)(o)	10,710	10,496
Florida Power Corp.:
5.65% 6/15/18	2,710	2,758
6.4% 6/15/38	6,435	6,548
Intergen NV 9% 6/30/17 (j)	14,645	14,938
IPALCO Enterprises, Inc. 7.25% 4/1/16 (j)	3,625	3,589
Mirant Americas Generation LLC 8.3% 5/1/11	6,000	6,105
Nevada Power Co. 6.5% 5/15/18	5,100	5,100
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co. 5.8% 3/1/37	$ 3,230	$ 3,010
Tampa Electric Co. 6.15% 5/15/37	3,871	3,502
		99,884
Independent Power Producers & Energy Traders - 0.1%
AES Corp. 7.75% 10/15/15	4,660	4,602
Enron Corp.:
6.4% 7/15/06 (e)	3,600	59
6.625% 11/15/05 (e)	2,155	35
6.75% 9/1/04 (e)	1,425	29
9.125% 4/1/03 (e)	4,315	70
NRG Energy, Inc. 7.375% 2/1/16	9,560	9,393
Reliant Energy, Inc. 6.75% 12/15/14	9,645	9,741
		23,929
Multi-Utilities - 0.1%
Dominion Resources, Inc. 6.3% 9/30/66 (o)	9,860	8,957
MidAmerican Energy Holdings, Co. 6.5% 9/15/37	6,515	6,500
NiSource Finance Corp.:
5.45% 9/15/20	1,915	1,635
6.8% 1/15/19	4,000	3,890
		20,982
TOTAL UTILITIES		144,795
TOTAL NONCONVERTIBLE BONDS		1,767,840
TOTAL CORPORATE BONDS (Cost $1,939,693)		1,830,890
U.S. Government and Government Agency Obligations - 5.4%

U.S. Government Agency Obligations - 2.1%
Fannie Mae:
3.375% 5/19/11	95,623	95,442
3.625% 8/15/11	14,335	14,367
4.375% 7/17/13	20,070	20,322
4.625% 10/15/13 (h)	30,000	30,807
6% 5/15/11 (m)	38,785	41,321
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
6.125% 3/15/12	$ 1,502	$ 1,618
6.625% 9/15/09	27,133	28,069
Freddie Mac:
3.25% 7/16/10	53,800	53,910
3.875% 6/29/11	73,807	74,589
4.5% 1/15/14	5,885	6,004
4.875% 11/15/13 (h)	17,515	18,192
5.25% 7/18/11 (h)(m)	53,350	55,845
Tennessee Valley Authority 5.375% 4/1/56	5,573	5,717
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		446,203
U.S. Treasury Inflation Protected Obligations - 2.6%
U.S. Treasury Inflation-Indexed Notes:
0.625% 4/15/13	12,419	12,093
1.625% 1/15/15 (m)	34,368	34,823
1.625% 1/15/18	12,530	12,484
2% 4/15/12	7,664	7,909
2% 1/15/14 (m)	177,578	184,048
2.375% 4/15/11	43,609	45,157
2.375% 1/15/27	48,812	50,358
2.5% 7/15/16	146,225	156,361
2.625% 7/15/17	47,494	51,466
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		554,699
U.S. Treasury Obligations - 0.7%
U.S. Treasury Notes:
3.375% 11/30/12 (h)	22,883	23,283
5.125% 5/15/16 (h)(m)	113,093	125,189
TOTAL U.S. TREASURY OBLIGATIONS		148,472
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,112,914)		1,149,374
U.S. Government Agency - Mortgage Securities - 5.0%
	Principal Amount (000s)	Value (000s)
Fannie Mae - 3.0%
5% 8/1/33 to 6/1/38	$ 60,088	$ 58,044
5% 9/11/38 (k)	60,000	57,631
5% 9/11/38 (k)	120,000	115,263
5.5% 1/1/33 to 1/1/38 (l)	240,785	238,873
5.616% 7/1/37 (o)	1,563	1,591
6% 6/1/30 to 1/1/38	115,814	117,844
6.028% 4/1/36 (o)	1,192	1,220
6.157% 4/1/36 (o)	2,820	2,887
6.252% 6/1/36 (o)	416	423
6.309% 4/1/36 (o)	1,159	1,189
6.5% 11/1/29 to 1/1/36	43,857	45,529
TOTAL FANNIE MAE		640,494
Freddie Mac - 0.5%
5% 3/1/19	25,603	25,730
5% 9/11/38 (k)	60,000	57,594
5.735% 10/1/35 (o)	747	759
5.853% 6/1/36 (o)	1,404	1,430
5.984% 7/1/37 (o)	6,985	7,127
6.045% 6/1/36 (o)	1,324	1,351
6.063% 4/1/36 (o)	2,177	2,222
6.11% 6/1/36 (o)	1,324	1,353
6.5% 11/1/34 to 3/1/36	23,577	24,432
TOTAL FREDDIE MAC		121,998
Government National Mortgage Association - 1.5%
5.5% 11/20/37	17,706	17,562
5.5% 9/1/38 (k)	27,000	26,945
5.5% 9/1/38 (k)	7,000	6,986
5.5% 9/1/38 (k)	10,000	9,979
5.5% 9/1/38 (k)	27,000	26,945
5.5% 9/1/38 (k)	31,000	30,936
5.5% 9/1/38 (k)	18,000	17,963
5.5% 9/1/38 (k)(l)	86,000	85,824
5.5% 10/1/38 (k)	11,000	10,945
5.5% 10/22/38 (k)	60,000	59,699
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Government National Mortgage Association - continued
6% 2/15/34	$ 15,078	$ 15,401
6.5% 3/15/34	8,243	8,660
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		317,845
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,075,749)		1,080,337
Asset-Backed Securities - 0.1%

Carrington Mortgage Loan Trust:
Series 2006-FRE1 Class M1, 2.7719% 7/25/36 (o)	3,500	641
Series 2006-NC4 Class M1, 2.7719% 10/25/36 (o)	2,570	463
Citigroup Mortgage Loan Trust Series 2006-WF2 Class A2B, 5.735% 5/25/36	1,566	1,550
JPMorgan Mortgage Acquisition Trust Series 2006-NC2 Class M2, 2.7719% 7/25/36 (o)	2,355	315
Long Beach Mortgage Loan Trust Series 2006-2 Class 2A2, 2.6019% 3/25/36 (o)	2,685	2,630
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (j)(o)	3,365	3,232
Morgan Stanley ABS Capital I Trust:
Series 2006-HE3 Class B3, 4.3719% 4/25/36 (o)	1,500	35
Series 2007-HE2 Class M1, 2.7219% 1/25/37 (o)	3,030	319
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A1, 2.5219% 11/25/36 (o)	456	446
New Century Home Equity Loan Trust Series 2005-A Class A2, 4.461% 8/25/35 (o)	287	284
NovaStar Mortgage Funding Trust Series 2006-5 Class A2A, 2.5419% 11/25/36 (o)	131	130
People's Choice Financial Realty Mortgage Securities Trust Series 2006-1 Class 1A1, 2.5419% 9/25/36 (o)	2,668	2,586
Securitized Asset Backed Receivables LLC Trust:
Series 2006-FR4 Class A2A, 2.5519% 8/25/36 (o)	1,432	1,331
Series 2007-NC1 Class A2A, 2.5219% 12/25/36 (o)	941	872
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Soundview Home Loan Trust Series 2006-WF1 Class A1F, 5.998% 10/25/36	$ 651	$ 637
Structured Asset Securities Corp. Series 2007-BC4 Class A3, 2.7219% 11/25/37 (o)	7,666	6,794
TOTAL ASSET-BACKED SECURITIES (Cost $31,831)		22,265
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.1%
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (o)(q)	45,493	3,912
JPMorgan Mortgage Trust Series 2006-A2 Class 5A1, 3.7741% 11/25/33 (o)	2,617	2,467
TOTAL PRIVATE SPONSOR		6,379
U.S. Government Agency - 0.1%
Fannie Mae subordinate REMIC pass-thru certificates sequential payer:
Series 2002-57 Class BT, 6% 11/25/31	9,638	9,851
Series 2006-78 Class CD, 4.5% 10/25/18	17,847	17,866
TOTAL U.S. GOVERNMENT AGENCY		27,717
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,057)		34,096
Commercial Mortgage Securities - 0.2%

Banc of America Commercial Mortgage, Inc. sequential payer Series 2007-1 Class A2, 5.381% 1/15/49	2,565	2,470
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.8407% 8/1/24 (j)(o)	595	416
Citigroup Commercial Mortgage Trust sequential payer Series 2006-C5 Class A4, 5.431% 10/15/49	6,330	5,783
Credit Suisse Commercial Mortgage Trust sequential payer Series 2007-C2 Class A2, 5.448% 1/15/49 (o)	6,455	6,236
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9571% 4/29/39 (j)(o)	582	582
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	7,223	7,219
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6614% 12/10/41 (o)(q)	$ 4,571	$ 65
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP3 Class A3, 4.959% 8/15/42	6,840	6,603
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0935% 4/25/21 (j)(o)	140	126
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 2007-C32 Class A2, 5.7357% 6/15/49 (o)	2,090	2,027
Series 2006-C23 Class A5, 5.416% 1/15/45 (o)	5,005	4,599
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,629)		36,126
Municipal Securities - 0.1%

Montgomery County Gen. Oblig. Series A, 5% 1/1/13	3,800	4,148
North Carolina Gen. Oblig. Series A, 5.5% 3/1/13	3,400	3,788
Ohio Gen. Oblig. (Common Schools Proj.) Series E, 5% 9/15/12	3,910	4,245
TOTAL MUNICIPAL SECURITIES (Cost $12,151)		12,181
Floating Rate Loans - 1.4%

CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.1%
AM General LLC term loan 8.22% 4/17/12 (o)	16,863	13,490
Hotels, Restaurants & Leisure - 0.2%
Fantasy Springs Resort Casino term loan 9.94% 8/6/12 (o)	7,650	6,732
Intrawest Resorts term loan 5.7% 10/23/08 (o)	25,286	24,021
Southwest Sports Group, Inc. Tranche B, term loan 5.313% 12/22/10 (o)	7,000	6,020
		36,773
Media - 0.1%
Discovery Communications, Inc. term loan 4.8006% 5/14/14 (o)	1,535	1,498
Hicks Sports Group LLC Tranche 2LN, term loan 8.3125% 12/22/11 (o)	11,000	8,800
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Newsday LLC term loan 9.75% 8/1/13 (o)	$ 7,000	$ 7,000
Tribune Co. term loan 5.5413% 6/4/09 (o)	1,375	1,320
		18,618
Multiline Retail - 0.0%
Dollar General Corp. Tranche B2, term loan 5.2188% 7/6/14 (o)	13,000	11,505
Specialty Retail - 0.0%
GNC Corp. term loan 4.9455% 9/16/13 (o)	790	719
Textiles, Apparel & Luxury Goods - 0.0%
Levi Strauss & Co. term loan 4.7131% 4/4/14 (o)	4,290	3,475
TOTAL CONSUMER DISCRETIONARY		84,580
CONSUMER STAPLES - 0.0%
Household Products - 0.0%
KIK Custom Products, Inc. Tranche 2LN, term loan 7.4719% 11/30/14 (o)	12,000	5,160
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Antero Resources Corp. Tranche 2LN, term loan 7.3% 4/12/14 (o)	11,000	9,790
Venoco, Inc. Tranche 2LN, term loan 6.8125% 5/7/14 (o)	610	567
		10,357
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
LandSource Communities Development LLC Tranche 2LN, term loan 10.55% 2/27/14 (e)(o)	1,120	101
MGM Holdings II, Inc.:
term loan 6.0506% 4/8/12 (o)	7,000	5,320
Tranche B, term loan 6.0506% 4/8/12 (o)	2,522	1,917
Tempus Public Foundation Generation Holdings LLC Tranche 2LN, term loan 7.0506% 12/15/14 (o)	10,000	8,950
		16,288
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.2%
Concentra Operating Corp. Tranche 2LN, term loan 8.3006% 6/25/15 (o)	18,825	11,295
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Genoa Healthcare Group LLC Tranche 2, term loan 11.5% 2/4/13 (o)	$ 2,500	$ 2,225
Golden Gate National Senior Care LLC Tranche 2, term loan 10.2188% 9/14/11 (o)	10,000	9,100
Renal Advantage, Inc. Tranche B, term loan 5.2796% 9/30/12 (o)	212	198
Rural/Metro Corp.:
Credit-Linked Deposit 6% 3/4/11 (o)	2,285	2,165
term loan 6.2366% 3/4/11 (o)	3,961	3,753
Sheridan Healthcare, Inc. Tranche 2LN, term loan 8.5406% 6/15/15 (o)	17,840	14,986
		43,722
Pharmaceuticals - 0.1%
Graceway Pharmaceuticals LLC Tranche B 2LN, term loan 9.3006% 5/3/13 (o)	15,000	11,250
TOTAL HEALTH CARE		54,972
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
McKechnie Aerospace Holdings Ltd. Tranche 2LN, term loan 7.47% 5/11/15 pay-in-kind (o)	110	88
Airlines - 0.1%
Delta Air Lines, Inc. Tranche 2LN, term loan 5.7188% 4/30/14 (o)	8,486	6,237
Northwest Airlines, Inc. term loan 4.4855% 8/21/13 (o)	7,197	6,009
		12,246
Commercial Services & Supplies - 0.0%
Big Dumpster Merger Sub, Inc. (Wastequip, Inc.) Tranche B, term loan 5.0506% 2/5/13 (o)	418	340
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 8.8125% 2/7/15 (o)	985	916
		1,256
Machinery - 0.0%
Dresser, Inc. Tranche 2LN, term loan 8.5569% 5/4/15 pay-in-kind (o)	10,990	10,578
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp.:
term loan 6.1914% 1/19/12 (o)	$ 352	$ 322
Credit-Linked Deposit 6.0463% 1/19/12 (o)	128	117
		11,017
TOTAL INDUSTRIALS		24,607
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
IPC Systems, Inc. Tranche 2LN, term loan 8.0625% 5/31/15 (o)	6,000	3,840
SafeNet, Inc. Tranche 2LN, term loan 9.2881% 4/12/15 (o)	7,500	5,925
		9,765
Software - 0.1%
Kronos, Inc. Tranche 2LN, term loan 8.5506% 6/11/15 (o)	33,730	28,165
Serena Software, Inc. term loan 4.68% 3/10/13 (o)	288	263
SS&C Technologies, Inc. term loan 4.7808% 11/23/12 (o)	460	430
		28,858
TOTAL INFORMATION TECHNOLOGY		38,623
MATERIALS - 0.0%
Containers & Packaging - 0.0%
Anchor Glass Container Corp. term loan 7.75% 6/20/14 (o)	7,314	7,168
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Intelsat Ltd. Tranche B, term loan 5.2875% 7/3/13 (o)	24,749	23,821
Paetec Communications, Inc. Tranche B, term loan 4.9688% 2/28/13 (o)	445	405
Wind Telecomunicazioni SpA term loan 10.035% 12/12/11 pay-in-kind (o)	16,387	15,176
		39,402
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.0%
Leap Wireless International, Inc. Tranche B, term loan 6.3006% 6/16/13 (o)	$ 3,752	$ 3,705
TOTAL TELECOMMUNICATION SERVICES		43,107
UTILITIES - 0.1%
Electric Utilities - 0.0%
Bicent Power LLC Tranche 2LN, term loan 6.7% 12/31/14 (o)	810	664
Independent Power Producers & Energy Traders - 0.1%
Nebraska Energy, Inc. Tranche 2LN, term loan 7.125% 5/1/14 (o)	11,280	10,265
TOTAL UTILITIES		10,929
TOTAL FLOATING RATE LOANS (Cost $338,244)		295,791
Fixed-Income Funds - 15.6%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (p)	2,333,551	196,835
Fidelity Commercial Mortgage-Backed Securities Central Fund (p)	3,556,466	315,814
Fidelity Corporate Bond 1-10 Year Central Fund (p)	11,046,852	1,064,585
Fidelity Mortgage Backed Securities Central Fund (p)	13,334,966	1,308,960
Fidelity Ultra-Short Central Fund (p)	5,571,808	455,384
TOTAL FIXED-INCOME FUNDS (Cost $3,572,857)		3,341,578
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 2.31% (b)	906,234,330	906,234
Fidelity Securities Lending Cash Central Fund, 2.35% (b)(d)	114,831,025	114,831
TOTAL MONEY MARKET FUNDS (Cost $1,021,065)		1,021,065
Cash Equivalents - 1.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at:
2.01%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Treasury Obligations) #	$ 2,294	$ 2,293
2.14%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (c)	240,066	240,009
TOTAL CASH EQUIVALENTS (Cost $242,302)		242,302
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $21,306,159)		22,319,519
NET OTHER ASSETS - (4.2)%		(893,014)
NET ASSETS - 100%		$ 21,426,505
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	$ 2,100	13
Receive monthly notional amount multiplied by 2.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 8.52% 9/25/34	Oct. 2034	1,501	(1,271)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (n)	Sept. 2037	13,300	(12,103)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (n)

	Sept. 2037	$ 10,900	$ (9,919)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (n)	Sept. 2037	2,500	(2,275)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (n)	Sept. 2037	4,500	(4,095)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (n)	Sept. 2037	16,500	(15,015)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Morgan Stanley, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (n)	Sept. 2037	10,900	(9,919)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (n)	Sept. 2037	10,600	(9,646)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (n)	Sept. 2037	9,100	(8,281)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.45% and pay UBS upon credit event of ACE Securities Corp., par value of the notional amount of ACE Securities Corp. Series 2006-NC2 Class M9, 7.03% 7/25/36

	August 2036	$ 8,500	$ (8,069)
Receive monthly notional amount multiplied by 2.37% and pay Bank of America upon credit event of JPMorgan Mortgage Acquisition Corp., par value of the notional amount of JPMorgan Mortgage Acquisition Corp. Series 2006-CW2 Class MV9, 7.1244% 8/25/36	Sept. 2036	4,600	(4,249)
Receive monthly notional amount multiplied by 2.80% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.7768% 11/25/34	Dec. 2034	1,697	(1,462)
Receive monthly notional amount multiplied by 2.87% and pay Bank of America upon credit event of Morgan Stanley ABS Capital I, Inc. Trust, par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	3,804	(3,666)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	2,700	(2,387)
Receive monthly notional amount multiplied by 3.12% and pay Bank of America upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2006-B Class M9, 7.23% 8/25/36	Sept. 2036	4,600	(4,416)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36

	August 2036	$ 2,700	$ (2,480)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	2,700	(2,440)
TOTAL CREDIT DEFAULT SWAPS		113,202	(101,680)
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 4.945% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	March 2012	120,000	6,694
Receive semi-annually a fixed rate equal to 4.947% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2012	100,000	5,553
Receive semi-annually a fixed rate equal to 5.15% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Jan. 2012	100,000	4,684
Receive semi-annually a fixed rate equal to 5.458% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	June 2017	50,000	4,127
Receive semi-annually a fixed rate equal to 5.53% and pay quarterly a floating rate based on 3-month LIBOR with Bank of America	June 2012	70,000	4,509
Receive semi-annually a fixed rate equal to 5.61% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	June 2012	95,500	6,509
TOTAL INTEREST RATE SWAPS		535,500	32,076
		$ 648,702	$ (69,604)
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Investment made with cash collateral received from securities on loan.
(e) Non-income producing - Issuer is in default.
(f) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h) Security or a portion of the security is on loan at period end.
(i) Affiliated company

(j) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $387,034,000 or 1.8% of net assets.

(k) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(l) A portion of the security is subject to a forward commitment to sell.
(m) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $79,928,000.
(n) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(o) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(p) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request

(q) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(r) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,045,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
BMP Sunstone Corp. warrants 8/19/12	8/17/07	$ 7
wetpaint.com, Inc. Series C	5/14/08	$ 5,000
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,293,000 due 9/02/08 at 2.01%
BNP Paribas Securities Corp.	$ 843
Banc of America Securities LLC	455
Barclays Capital, Inc.	638
Deutsche Bank Securities, Inc.	357
$ 2,293
$240,009,000 due 9/02/08 at 2.14%
Banc of America Securities LLC	$ 76,335
Bank of America, NA	163,674
$ 240,009
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 12,769
Fidelity Cash Central Fund	21,549
Fidelity Commercial Mortgage-Backed Securities Central Fund	18,898
Fidelity Corporate Bond 1-10 Year Central Fund	65,249
Fidelity Mortgage Backed Securities Central Fund	75,115
Fidelity Securities Lending Cash Central Fund	2,193
Fidelity Ultra-Short Central Fund	23,315
Total	$ 219,088
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 364,865	$ 12,769	$ 148,116	$ 196,835	13.1%
Fidelity Commercial Mortgage-Backed Securities Central Fund	387,841	18,897	59,968	315,814	9.1%
Fidelity Corporate Bond 1-10 Year Central Fund	1,297,361	125,268	333,789	1,064,585	13.5%
Fidelity Mortgage Backed Securities Central Fund	1,681,620	75,116	449,674	1,308,960	14.6%
Fidelity Ultra-Short Central Fund	599,599	236,584	294,071	455,384	12.8%
Total	$ 4,331,286	$ 468,634	$ 1,285,618	$ 3,341,578
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ULURU, Inc.	$ -	$ 16,024	$ -	$ -	$ 5,614
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	19.7%
AAA,AA,A	6.7%
BBB	3.8%
BB	1.6%
B	3.5%
CCC,CC,C	2.4%
Not Rated	0.5%
Equities	61.8%
Short-Term Investments and Net Other Assets	0.0%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

The information in the above table is based on the combined investments of the Fund and its pro-rata shares of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2008
Assets
Investment in securities, at value (including securities loaned of $345,147 and repurchase agreements of $242,302) - See accompanying schedule: Unaffiliated issuers (cost $16,696,213)	$ 17,951,262
Fidelity Central Funds (cost $4,593,922)	4,362,643
Other affiliated issuers (cost $16,024)	5,614
Total Investments (cost $21,306,159)		$ 22,319,519
Commitment to sell securities on a delayed delivery basis	(99,357)
Receivable for securities sold on a delayed delivery basis	99,379	22
Foreign currency held at value (cost $8,133)		8,133
Receivable for investments sold Regular delivery		73,119
Delayed delivery		105
Receivable for swap agreements		102
Receivable for fund shares sold		13,122
Dividends receivable		20,247
Interest receivable		55,631
Distributions receivable from Fidelity Central Funds		16,518
Unrealized appreciation on swap agreements		32,089
Prepaid expenses		22
Other receivables		1,401
Total assets		22,540,030

Liabilities
Payable to custodian bank	$ 7,589
Payable for investments purchased Regular delivery	120,640
Delayed delivery	502,048
Payable for swap agreements	3,262
Payable for fund shares redeemed	11,927
Unrealized depreciation on swap agreements	101,693
Accrued management fee	7,277
Other affiliated payables	3,486
Other payables and accrued expenses	763
Collateral on securities loaned, at value	354,840
Total liabilities		1,113,525

Net Assets		$ 21,426,505
Net Assets consist of:
Paid in capital		$ 20,353,026
Undistributed net investment income		112,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,201
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		958,131
Net Assets		$ 21,426,505

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2008

Puritan: Net Asset Value, offering price and redemption price per share ($21,417,812 ÷ 1,254,497.62 shares)	$ 17.07

Class K: Net Asset Value, offering price and redemption price per share ($8,693 ÷ 509.11 shares)	$ 17.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2008
	Amounts in thousands	Amounts in thousands
Investment Income	Amounts in thousands	Amounts in thousands
Dividends		$ 250,199
Interest		321,424
Income from Fidelity Central Funds		219,088
Total income		790,711

Expenses
Management fee	$ 96,839
Transfer agent fees	42,166
Accounting and security lending fees	2,175
Custodian fees and expenses	423
Independent trustees' compensation	102
Depreciation in deferred trustee compensation account	(3)
Registration fees	92
Audit	281
Legal	148
Interest	16
Miscellaneous	1,942
Total expenses before reductions	144,181
Expense reductions	(1,292)	142,889
Net investment income (loss)		647,822
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	818,718
Fidelity Central Funds	(57,249)
Foreign currency transactions	(616)
Futures contracts	7,205
Swap agreements	3,325
Total net realized gain (loss)		771,383
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,142,973)
Assets and liabilities in foreign currencies	15
Swap agreements	(36,953)
Delayed delivery commitments	2,251
Total change in net unrealized appreciation (depreciation)		(3,177,660)
Net gain (loss)		(2,406,277)
Net increase (decrease) in net assets resulting from operations		$ (1,758,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 647,822	$ 749,916
Net realized gain (loss)	771,383	1,550,137
Change in net unrealized appreciation (depreciation)	(3,177,660)	607,149
Net increase (decrease) in net assets resulting from operations	(1,758,455)	2,907,202
Distributions to shareholders from net investment income	(690,835)	(744,559)
Distributions to shareholders from net realized gain	(2,042,154)	(1,047,681)
Total distributions	(2,732,989)	(1,792,240)
Share transactions - net increase (decrease)	198,958	648,996
Total increase (decrease) in net assets	(4,292,486)	1,763,958

Net Assets
Beginning of period	25,718,991	23,955,033
End of period (including undistributed net investment income of $112,147 and undistributed net investment income of $160,774, respectively)	$ 21,426,505	$ 25,718,991

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Puritan

Years ended August 31,

2008

2007

2006 G

2006 I

2005 I

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 20.54	$ 19.69	$ 19.34	$ 19.13	$ 18.44	$ 16.96
Income from Investment Operations
Net investment income (loss) D	.50	.59	.06	.55	.47	.45
Net realized and unrealized gain (loss)	(1.80)	1.70	.29	.80	1.39	1.79
Total from investment operations	(1.30)	2.29	.35	1.35	1.86	2.24
Distributions from net investment income	(.55)	(.59)	-	(.55)	(.45)	(.46)
Distributions from net realized gain	(1.62)	(.85)	-	(.59)	(.72)	(.30)
Total distributions	(2.17)	(1.44)	-	(1.14)	(1.17)	(.76)
Net asset value, end of period	$ 17.07	$ 20.54	$ 19.69	$ 19.34	$ 19.13	$ 18.44
Total Return B, C	(7.35)%	12.18%	1.81%	7.36%	10.51%	13.43%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.60%	.63% A	.62%	.63%	.65%
Expenses net of fee waivers, if any	.61%	.60%	.62% A	.62%	.63%	.65%
Expenses net of all reductions	.60%	.59%	.62% A	.61%	.62%	.64%
Net investment income (loss)	2.72%	2.91%	3.97% A	2.90%	2.53%	2.46%
Supplemental Data
Net assets, end of period (in millions)	$ 21,418	$ 25,719	$ 23,955	$ 23,558	$ 24,276	$ 22,054
Portfolio turnover rate F	115%	70% J	78% A	44%	75%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the one month period ended August 31. The Fund changed its fiscal year from July 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended July 31.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended August 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 18.22
Income from Investment Operations
Net investment income (loss) D	.14
Net realized and unrealized gain (loss)	(1.16)
Total from investment operations	(1.02)
Distributions from net investment income	(.13)
Net asset value, end of period	$ 17.07
Total Return B, C	(5.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.48% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	3.21% A
Supplemental Data
Net assets, end of period (in millions)	$ 9
Portfolio turnover rate F	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to August 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Puritan on May 9, 2008. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the fund began offering conversion privileges between Puritan and Class K to eligible shareholders of Puritan. In order to disclose class level financial information, dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,131,956,460
Unrealized depreciation	(1,216,831,056)
Net unrealized appreciation (depreciation)	915,125,404
Undistributed ordinary income	105,156,321
Undistributed long-term capital gain	13,095,043

Cost for federal income tax purposes	$ 21,404,393,506

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 690,835,372	$ 769,915,945
Long-term Capital Gains	2,042,154,277	1,022,324,536
Total	$ 2,732,989,649	$ 1,792,240,481

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Swap Agreements - continued

losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $21,217,876,986 and $23,552,798,533 respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Puritan and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Puritan. For the period, the transfer agent fees for Puritan were equivalent to an annual rate of .18% of average net assets.

For the period, the total transfer agent fees paid by each class were as follows:

Puritan	$ 42,165,428
Class K	88
Total	$ 42,165,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $179,185 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $46,436 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents and or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period, presented in the Statement of Operations as a component of interest income, amounted to $2,932,112. Net income from Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $2,193,225.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $26,387,571. The weighted average interest rate was 3.16%. The interest expense amounted to $16,189 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $531,472 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40,979. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Puritan	$ 706,850

FMR voluntarily agreed to reimburse a portion of Puritan's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,763.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $605,555, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

Annual Report

Notes to Financial Statements - continued

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2008A	2007
From net investment income
Puritan	$ 690,834,669	$ 744,559,200
Class K	703	-
Total	$ 690,835,372	$ 744,559,200
From net realized gain
Puritan	$ 2,042,154,277	$ 1,047,681,281

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to August 31, 2008.

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended August 31,	2008A	2007	2008A	2007
Puritan
Shares sold	100,604,414	148,708,890	$ 1,863,774,728	$ 3,003,920,910
Conversion to Class K	(504,580)	-	(8,618,229)	-
Reinvestment of distributions	134,689,399	87,566,847	2,624,144,864	1,718,315,834
Shares redeemed	(232,505,275)	(200,796,645)	(4,289,044,484)	(4,073,243,528)
Net increase (decrease)	2,283,958	35,479,092	$ 190,256,879	$ 648,993,216
Class K
Shares sold	5,496	-	$ 100,133	$ -
Conversion from Puritan	504,580	-	8,618,229
Reinvestment of distributions	42	-	703	-
Shares redeemed	(1,008)	-	(17,286)	-
Net increase (decrease)	509,110	-	$ 8,701,779	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to August 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965- 2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002- 2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (39)

Year of Election or Appointment : 2008

President and Treasurer of Fidelity Puritan Trust. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008- present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008- present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006- 2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980- 2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Puritan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Puritan	10/06/08	10/03/08	$.122	$.01
Class K	10/06/08	10/03/08	$.13	$.01

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2008, $827,906,149, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $331,977,789 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

	Puritan	Class K
October 2007	6%	-%
December 2007	37%	-%
April 2008	41%	-%
July 2008	41%	40%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Puritan	Class K
October 2007	7%	-%
December 2007	41%	-%
April 2008	46%	-%
July 2008	46%	45%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	38,893,618,130.91	95.292
Withheld	1,921,468,292.47	4.708
TOTAL	40,815,086,423.38	100.000
Dennis J. Dirks
Affirmative	39,036,714,022.41	95.643
Withheld	1,778,372,400.97	4.357
TOTAL	40,815,086,423.38	100.000
Edward C. Johnson 3d
Affirmative	38,770,875,445.41	94.992
Withheld	2,044,210,977.97	5.008
TOTAL	40,815,086,423.38	100.000
Alan J. Lacy
Affirmative	39,018,612,450.11	95.599
Withheld	1,796,473,973.27	4.401
TOTAL	40,815,086,423.38	100.000
Ned C. Lautenbach
Affirmative	39,005,366,044.67	95.566
Withheld	1,809,720,378.71	4.434
TOTAL	40,815,086,423.38	100.000
Joseph Mauriello
Affirmative	39,002,419,694.54	95.559
Withheld	1,812,666,728.84	4.441
TOTAL	40,815,086,423.38	100.000
Cornelia M. Small
Affirmative	39,016,299,097.15	95.593
Withheld	1,798,787,326.23	4.407
TOTAL	40,815,086,423.38	100.000
William S. Stavropoulos
Affirmative	38,884,332,972.41	95.270
Withheld	1,930,753,450.97	4.730
TOTAL	40,815,086,423.38	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	39,018,357,287.78	95.598
Withheld	1,796,729,135.60	4.402
TOTAL	40,815,086,423.38	100.000
Michael E. Wiley
Affirmative	38,997,698,287.11	95.547
Withheld	1,817,388,136.27	4.453
TOTAL	40,815,086,423.38	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	30,025,572,570.64	73.565
Against	7,083,880,474.69	17.356
Abstain	2,182,438,936.42	5.347
Broker Non-Votes	1,523,194,441.63	3.732
TOTAL	40,815,086,423.38	100.000
PROPOSAL 3

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	3,487,581,419.70	27.855
Against	7,840,132,972.43	62.618
Abstain	788,747,537.24	6.300
Broker Non-Votes	404,017,088.63	3.227
TOTAL	12,520,479,018.00	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Puritan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Puritan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

FIL Investment Advisers

FIL Investment Advisers
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JP Morgan Chase Bank

New York, NY

PUR-UANN-1008
1.789251.105

Item 2. Code of Ethics

As of the end of the period, August 31, 2008, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Balanced Fund and Fidelity Puritan Fund (the "Funds"):

Services Billed by PwC

August 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$ 148,000	$ -	$ 10,900	$ 17,400
Fidelity Puritan Fund	$ 249,000	$ -	$ 12,000	$ 15,800

August 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$ 141,000	$ -	$ 4,800	$ 16,100
Fidelity Puritan Fund	$ 245,000	$ -	$ 4,800	$ 17,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	August 31, 2008A	August 31, 2007A
Audit-Related Fees	$ 1,295,000	$ -
Tax Fees	$ -	$ -
All Other Fees	$ 185,000	$ 275,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2008 A	August 31, 2007 A
PwC	$2,510,000	$1,430,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 29, 2008
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	October 29, 2008